                                                                     Exhibit 3.3
                                     FORM OF

                      AMENDED AND RESTATED TRUST AGREEMENT

                                       OF

                     MACQUARIE INFRASTRUCTURE COMPANY TRUST

                                      AMONG

                      MACQUARIE INFRASTRUCTURE COMPANY LLC
                                   as Sponsor,

                       WELLS FARGO DELAWARE TRUST COMPANY
                              as Delaware Trustee,

                                       AND

                        THE REGULAR TRUSTEE NAMED HEREIN

                               Dated as of -, 2004

                                TABLE OF CONTENTS

                                                                                                            Page(s)
                                                                                                            -------
ARTICLE I DEFINED TERMS.............................................................................            1

         Section 1.01   Definitions.................................................................            1

ARTICLE II ESTABLISHMENT OF THE TRUST...............................................................            6

         Section 2.01   Name........................................................................            6
         Section 2.02   Office of the Delaware Trustee; Principal Place of Business.................            6
         Section 2.03   Initial Issuance of Shares..................................................            6
         Section 2.04   Trust to Be Sole Member of Sponsor..........................................            7
         Section 2.05   Authorized Shares...........................................................            7
         Section 2.06   Issuance of Additional Shares...............................................            7
         Section 2.07   Repurchase of Shares at Direction of the Sponsor............................            7
         Section 2.08   Agreement of Trust..........................................................            7
         Section 2.09   Authorization to Enter into Certain Transactions............................            8
         Section 2.10   Title to Trust Property.....................................................            9
         Section 2.11   Certain Covenants of the Sponsor............................................            9

ARTICLE III DIVIDENDS AND DISTRIBUTIONS.............................................................            9

         Section 3.01   Dividends...................................................................            9
         Section 3.02   Payment Procedures..........................................................            9
         Section 3.03   Tax Returns and Reports.....................................................           10

ARTICLE IV SHARE CERTIFICATES ......................................................................           10

         Section 4.01   Initial Ownership...........................................................           10
         Section 4.02   Share Certificates..........................................................           10
         Section 4.03   Share Register..............................................................           11
         Section 4.04   Transfer of Shares..........................................................           11
         Section 4.05   Mutilated, Lost, Destroyed or Stolen Share Certificates.....................           11
         Section 4.06   Rights of Shareholders......................................................           11

ARTICLE V MEETINGS; VOTING .........................................................................           12

         Section 5.01   Annual Meetings of Shareholders.............................................           12
         Section 5.02   Special Meetings of Shareholders............................................           12
         Section 5.03   Place of Meeting............................................................           12
         Section 5.04   Notice of Meeting...........................................................           12
         Section 5.05   Quorum and Adjournment......................................................           13
         Section 5.06   Voting......................................................................           14
         Section 5.07   Proxies.....................................................................           14
         Section 5.08   Notice of Shareholder Business and Nominations..............................           14
         Section 5.09   Procedure for Election of Directors; Voting.................................           17
         Section 5.10   Inspectors of Elections; Opening and Closing the Polls......................           17

                                       i

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
         Section 5.11   Confidential Shareholder Voting.............................................           17
         Section 5.12   Waiver of Notice............................................................           18
         Section 5.13   Remote Communication........................................................           18
         Section 5.14   Inspection of Records.......................................................           18

ARTICLE VI DISCLOSURE REQUIREMENTS FOR 10% SHAREHOLDERS.............................................           19

ARTICLE VII RIGHT OF SHAREHOLDERS TO ENFORCE PROVISIONS OF SPONSOR AGREEMENTS AND BRING DERIVATIVE
           ACTION...................................................................................           20

ARTICLE VIII SHAREHOLDER VOTE REQUIRED IN CONNECTION WITH CERTAIN  BUSINESS COMBINATIONS OR
           TRANSACTIONS [to be conformed to llc agreement]..........................................           20

         Section 8.01   Vote Generally Required.....................................................           20
         Section 8.02   Vote for Business Combinations..............................................           23
         Section 8.03   Power of Continuing Directors...............................................           23
         Section 8.04   No Effect on Fiduciary Obligations..........................................           23
         Section 8.05   Miscellaneous...............................................................           23

ARTICLE IX THE TRUSTEES.............................................................................           24

         Section 9.01   Certain Duties and Responsibilities.........................................           24
         Section 9.02   Not Responsible for Recitals or Issuance of Shares..........................           26
         Section 9.03   May Hold Shares.............................................................           26
         Section 9.04   Compensation; Indemnity; Fees...............................................           26
         Section 9.05   Delaware Trustee Required; Eligibility of Trustees..........................           26
         Section 9.06   Resignation and Removal; Appointment of Successor...........................           27
         Section 9.07   Acceptance of Appointment by Successor......................................           28
         Section 9.08   Merger, Conversion, Consolidation or Succession to Business.................           28
         Section 9.09   Number of Trustees..........................................................           28
         Section 9.10   Delegation of Power.........................................................           28
         Section 9.11   Appointment of Regular Trustees.............................................           29

ARTICLE X TERMINATION AND DISSOLUTION...............................................................           29

         Section 10.01  Termination or Dissolution..................................................           29
         Section 10.02  Circumstances Under Which Shares Will Be Exchanged for Sponsor Shares.......           29
         Section 10.03  Right to Acquisition Exchange...............................................           30
         Section 10.04  Early Termination...........................................................           30
         Section 10.05  Termination of Obligations..................................................           30

ARTICLE XI MISCELLANEOUS PROVISIONS.................................................................           31

         Section 11.01  Limitation of Rights of Shareholders........................................           31
         Section 11.02  Amendment...................................................................           31
         Section 11.03  Separability................................................................           31
         Section 11.04  Specific Performance........................................................           31

                                       ii

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
         Section 11.05  Governing Law...............................................................           32
         Section 11.06  Successors..................................................................           32
         Section 11.07  Headings....................................................................           32
         Section 11.08  Reports, Notices and Demands................................................           32
         Section 11.09  Counterparts................................................................           33

EXHIBITS

Exhibit A - Specimen Share Certificate...............................................................         A-1

Exhibit B - Form of Economic Disclosure Statement and Affidavit......................................         B-1

            AMENDED AND RESTATED TRUST AGREEMENT, dated as of -, 2004 among (i) Macquarie Infrastructure Company LLC, a Delaware limited liability company (the "Sponsor"), (ii) Wells Fargo Delaware Trust Company, a Delaware banking corporation, as Delaware trustee (in such capacity, the "Delaware Trustee"), and
(iii) Peter Stokes, an individual, whose address is c/o Macquarie Infrastructure Company LLC, 600 Fifth Avenue, 21st Floor, New York, New York 10020 (the "Regular Trustee" and, collectively with the Delaware Trustee, the "Trustees"). The Sponsor and the Trustees hereby agree as follows:

                                   WITNESSETH:

            WHEREAS, the Sponsor, the Delaware Trustee and Peter Stokes and Stephen Peet, (the then "Regular Trustees"), heretofore duly declared and established a statutory trust pursuant to the Delaware Statutory Trust Act by entering into a trust agreement, dated as of April 13, 2004 (the "Original Agreement"), and by executing and filing of a certificate of trust with the Secretary of State of the State of Delaware on April 13, 2004, for the purpose of owning the Sponsor Shares and issuing Shares (as defined herein) of stock of the Trust (as defined herein), each Share representing an undivided beneficial interest in one underlying Sponsor Share (as defined herein);

            WHEREAS, the Sponsor and the Trustees desire to amend and restate the Original Agreement in its entirety as set forth herein to provide for, among other things, the operation of the Trust;

            NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party, for the benefit of the other party, hereby amends and restates the Original Agreement in its entirety and agrees as follows:

                                   ARTICLE I

                                  DEFINED TERMS

            Section 1.01 Definitions

            For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

            (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

            (b) unless the context otherwise requires, any reference to an "Article," "Section" or an "Exhibit" refers to an Article, Section or an Exhibit, as the case may be, of this Agreement; and

            (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

            "Acquirer" has the meaning specified in Section 10.03(a).

            "Acquisition Exchange" has the meaning specified in Section
10.03(a).

            "Affiliate" means, with respect to any Person, (i) any Person directly or indirectly controlling, controlled by or under common control with such Person, (ii) any officer, director, general partner, manager or trustee of such Person or (iii) any Person who is an officer, director, general partner, manager or trustee of any Person described in clause (i) or (ii) of this sentence. For purposes of this definition, the terms "controlling," "controlled by" or "under common control with" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least fifty percent (50%) of the directors, managers, general partners, trustees or Persons exercising similar authority with respect to such Person or entity.

            "Agreement" means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto.

            "Associate" has the meaning set forth in Section 8.01 hereof.

            "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

            "Beneficial Holder" has the meaning ascribed to such term in Rule 13d-3 of the rules promulgated under the Exchange Act.

            "Board" or "Board of Directors" means either the board of directors of the Sponsor or any committee of such Board duly authorized to act hereunder, as applicable.

            "Business Day" means a day of the year on which banks are not required or authorized by law or executive order to close in The City of New York.

            "Chairman" means the director appointed or nominated and elected, as the case may be, Chairman of the Board of Directors, in accordance with the terms of the Sponsor Agreement with such powers and duties as are set forth in the Sponsor Agreement.

            "Closing Price" has the meaning specified in Section 10.03(b).

            "Commission" means the Securities and Exchange Commission.

            "Delaware Statutory Trust Act" means chapter 38 of title 12 of the Delaware Code, 12 Del. C. Section 3801 et seq., as it may be amended from time to time.

            "Delaware Trustee" means the Person identified as the "Delaware Trustee" in the preamble to this Agreement solely in its capacity as Delaware Trustee of the Trust continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware Trustee appointed as herein provided.

            "Dividends" means amounts payable in respect of the Shares as provided in Section 3.01.

            "Early Termination Event" has the meaning specified in Section
10.04.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Fair Market Value" has the meaning set forth in Section 8.01 hereof.

            "Fiscal Quarter" means (i) the period commencing on April 13, 2004 and ending on June 30, 2004, (ii) any subsequent three (3)-month period commencing on each of July 1, October 1, January 1 and April 1 and ending on the last date before the next such date, or (iii) the period commencing on the immediately preceding January 1, April 1, July 1 or October 1, as the case may be, and ending on the date on which the trust is terminated or dissolved in accordance with Article X of this Agreement.

            "Fiscal Year" means (i) the period commencing April 13, 2004 and ending on December 31, 2004, (ii) any subsequent twelve (12)-month period commencing on January 1 and ending on December 31, or (iii) the period commencing on the immediately preceding January 1 and ending on the date on which the Trust is terminated or dissolved in accordance with Article X of this Agreement.

            "Future Investment" has the meaning set forth in Section 8.01 hereof.

            "GAAP" means generally accepted accounting principles in effect in the United States of America from time to time.

            "Initial Board" has the meaning specified in the Sponsor Agreement.

            "Interested Shareholder" has the meaning set forth in Section 8.01 hereof.

            "Limited Liability Company Act" means the Delaware Limited Liability Company Act, 6 Del. C. Section 18-101 et seq., as amended from time to time (or any corresponding provisions of succeeding law).

            "Managed Subsidiary" has the meaning set forth in Section 8.01 hereof.

            "Management Services Agreement" means the Management Services Agreement, as may be amended from time to time, to be entered into by and among the Sponsor, certain wholly owned Subsidiaries of the Sponsor, and the Manager, which will provide the terms on which the Manager will assume its duties with respect to the management of the Sponsor and its Subsidiaries.

            "Manager" means Macquarie Infrastructure Management (USA) Inc., party to the Management Services Agreement.

            "Mandatory Exchange" has the meaning specified in Section 10.02.

            "Market Value of the Trust Stock" has the meaning set forth in
Section 8.01 hereof.

            "Member" of the Sponsor means the Trust and any successor to the Trust in accordance with the terms of this Agreement and the Sponsor Agreement. "Members" means all such Persons.

            "Net Investment Value" has the meaning set forth in Section 8.01 hereof.

            "1940 Act" means the Investment Company Act of 1940, as amended.

            "1933 Act Registration Statement" has the meaning specified in
Section 2.09(a).

            "1934 Act Registration Statement" has the meaning specified in
Section 2.09(a).

            "Offer Price" has the meaning specified in Section 10.03(b).

            "Original Agreement" has the meaning specified in the recitals to this Agreement.

            "Outstanding Shares," when used with respect to Shares, means, as of the date of determination, all Shares theretofore executed and delivered under this Agreement, except:

            (a) Shares theretofore canceled or delivered for cancelation; and

            (b) Shares in exchange for or in lieu of which other Shares have been executed and delivered pursuant to Section 4.05.

            "Person" means any individual, corporation, partnership, joint venture, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof or any other entity.

            "Property" means all real and personal property acquired by the Trust, including cash, and any improvements thereto, and shall include both tangible and intangible property.

            "Regular Trustee" means Peter Stokes in his capacity as Regular Trustee of the Trust continued hereunder and not in his individual capacity, or such Regular Trustee's successor in interest in such capacity, or any successor in interest in such capacity, or any successor Regular Trustee appointed as herein provided.

            "Relevant Trustee" has the meaning specified in Section 9.06(a).

            "Rules and Regulations" means the rules and regulations promulgated under the Exchange Act or the Securities Act.

            "Secretary" means the Secretary of the Sponsor with such powers and duties as set forth in the Sponsor Agreement.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Share" means a beneficial interest issued by the Trust representing an undivided beneficial interest in one underlying Sponsor Share owned by the Trust.

            "Share Certificate" means a certificate evidencing ownership of Shares, substantially in the form attached hereto as Exhibit A.

            "Share Register" has the meaning specified in Section 4.03.

            "Shareholder" means a Person in whose name a Share Certificate representing a Share is registered, such Person being a beneficial owner within the meaning of the Delaware Statutory Trust Act.

            "Sponsor" has the meaning specified in the preamble to this Agreement.

            "Sponsor Agreement" means the Amended & Restated Operating Agreement of the Sponsor, including all exhibits and schedules attached thereto, as amended from time to time.

            "Sponsor Share" means a limited liability company interest in the Sponsor within the meaning of the Delaware Limited Liability Company Act, 6 Del.
C. Section 18-101 et seq., as amended from time to time, and includes any and all benefits to which the holder of Sponsor Shares may be entitled as provided in the Sponsor Agreement, together with all obligations of such Person to comply with the terms and provisions of the Sponsor Agreement.

            "Subsidiary" means any corporation, partnership, joint venture, limited liability company, association or other entity in which the Sponsor owns, directly or indirectly, more than 50% of the outstanding equity securities or interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such entity.

            "Successor Delaware Trustee" has the meaning specified in Section 9.06(b).

            "Ten Percent Holder" has the meaning specified in Article VI.

            "Trading Day" means a day on which the Shares (A) are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Shares.


            "Transfer Agent" means, with respect to the Shares and the Sponsor Shares, -- a national banking association, or any successor(s) thereto.


            "Trust" means the Delaware statutory trust continued hereby and identified on the cover page of this Agreement.

            "Trust Property" means the Sponsor Shares.

            "Trustees" has the meaning specified in the preamble to this Agreement.

            "Use Agreement" means the District Cooling System Use Agreement dated as of October 1, 1994 between the City of Chicago, Illinois and MDE Thermal Technologies, Inc. (formerly known as Exelon Thermal Technologies, Inc. and formerly before that known as Unicom Thermal Technologies, Inc. and Northwind, Incorporated), as amended on June 1, 1995, July 15, 1995, February 1, 1996, April 1, 1996, October 1, 1996, November 7, 1996, January 15, 1997, May 1,
1997, August 1, 1997, October 1, 1997, March 12, 1998, June 1, 1998, October 8,
1998, April 21, 1999, March 1, 2000, March 15, 2000, June 1, 2000, August 1,
2001, November 1, 2001, June 1, 2002, June 30, 2004 and as further amended from time to time.

                                   ARTICLE II

                           ESTABLISHMENT OF THE TRUST

            Section 2.01 Name

            (a) The Trust continued by this Agreement shall be known as "Macquarie Infrastructure Company Trust" and all business of the Trust shall be conducted in such name. The Sponsor, acting through the Board of Directors, may change the name of the Trust upon ten (10) Business Days' written notice to the Shareholders and the Trustees.

            (b) Upon the Manager's written notice of its resignation, in accordance with the terms of the Management Services Agreement, the Sponsor, acting through the Board of Directors, shall within thirty (30) days of such written notice cause the Trust to change its name to remove any reference to "Macquarie" or the "Macquarie Group"; provided that, to the extent the Sponsor, acting through the Board of Directors, deems it necessary or advisable, the Trust may use "Macquarie" in referencing its previous name.

            (c) Upon the termination of the Management Services Agreement and the removal of the Manager in accordance with the terms of the Management Services Agreement, the Sponsor, acting through the Board of Directors, shall cause the Trust to change its name to remove any reference to "Macquarie" or the "Macquarie Group"; provided that, to the extent the Sponsor, acting through the Board of Directors, deems it necessary or advisable, the Trust may use "Macquarie" in referencing its previous name.

            Section 2.02 Office of the Delaware Trustee; Principal Place of Business

            The address of the Delaware Trustee in the State of Delaware is c/o Wells Fargo Delaware Trust Company, 919 N. Market Street, Suite 700, Wilmington, Delaware 19801, Attention: Corporate Trust Services, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Shareholders and the Sponsor. The principal executive office of the Trust is 600 Fifth Avenue, 21st Floor, New York, New York 10020.

            Section 2.03 Initial Issuance of Shares

            On April 13, 2004, the Sponsor issued to the Trust, as Member of the Sponsor, one hundred (100) Sponsor Shares representing all of the issued and outstanding Sponsor Shares as of such date. The then Regular Trustees acknowledged receipt of such Sponsor Shares in trust from the Sponsor, which constitute the Trust Property. In exchange for the Sponsor Shares, the then Regular Trustees caused the Trust to issue one hundred (100) Shares of the Trust to the Sponsor. At all times, the Trust will have outstanding the identical number of Shares as the number of Sponsor Shares that have been issued and are outstanding. At all times, the Sponsor Shares shall comprise the Trust Property.

            Section 2.04 Trust to Be Sole Member of Sponsor

            The Trust shall be the sole owner of the ownership interests of the Sponsor represented by one hundred percent (100%) of the Sponsor Shares. For so long as the Trust remains in existence, the Trust shall not sell or otherwise transfer any of its Sponsor Shares to any Person. Every holder of Share Certificates, by holding and receiving the same, agrees with the Trust to be bound by the terms of this Agreement.

            Section 2.05 Authorized Shares

            The Trust shall be authorized to issue one class of Shares in an aggregate amount of up to five hundred million (500,000,000) of such Shares. The Trust is prohibited from issuing any other class of equity securities, any debt securities or any derivative securities. The aggregate number of Shares that are authorized may be increased from time to time by the Sponsor, by an amendment of this Agreement upon the adoption of a resolution by the affirmative vote of at least a majority of the Board of Directors declaring such amendment to be advisable and the approval of such amendment by the affirmative vote of the holders of a majority of the Shares present in person or represented by proxy at a meeting of the Shareholders.

            Section 2.06 Issuance of Additional Shares

            The Sponsor shall have authority to authorize the issuance, from time to time, of authorized but unissued Shares and cause the Trust to issue such additional Shares in exchange for and upon receipt of an equal number of Sponsor Shares. Upon the issuance of such additional Shares, the Regular Trustee shall execute in accordance with Section 4.02 one or more Share Certificates in certificated, fully registered form and shall deliver such Share Certificates to the Transfer Agent. The Sponsor may sell or distribute the Shares in any manner, subject to applicable law, that the Board of Directors in its sole discretion deems appropriate and advisable.

            Section 2.07 Repurchase of Shares at Direction of the Sponsor

            (a) From time to time and at the direction of the Sponsor, acting through the Board of Directors, the Trust shall conduct a capital reduction, including the repurchase of any number of Shares issued and outstanding, on similar terms to the capital reduction simultaneously conducted by the Sponsor and shall ensure that an identical number of Sponsor Shares and Shares are issued and outstanding at any one time.

            (b) Any Shares tendered and repurchased by the Trust in accordance with this Section 2.07 shall be deemed to be authorized and issued, but not outstanding, and may subsequently be sold or transferred for due consideration.

            Section 2.08 Agreement of Trust

            The purposes of the Trust are to (i) issue Shares represented by the Share Certificates, each such Share representing an undivided beneficial interest in one underlying

Sponsor Share owned by the Trust, in exchange for Sponsor Shares, (ii) own the Sponsor Shares and (iii) engage in such other activities as are set forth in this Agreement. Each person or entity in whose name a Share is registered on the books of the Trust shall be a "beneficial owner" within the meaning of the Delaware Statutory Trust Act. It is intended that the Trust shall qualify as a grantor trust for U.S. federal income tax purposes; consistent with such treatment the Trustees shall have no power under this Agreement to vary the investment of the beneficial owners of the Trust. There shall be no implied duties or obligations of the Trustees hereunder. Any action by the Trustees in accordance with their respective powers shall constitute the act of and serve to bind the Trust. The Delaware Trustee shall be a trustee for purposes of fulfilling the requirements of Section 3807 of the Delaware Statutory Trust Act. Notwithstanding any other provision of this Agreement, the Delaware Trustee shall not be entitled to exercise any of the powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Regular Trustee, the Manager or the Board of Directors described in this Agreement. Notwithstanding anything herein to the contrary, the Delaware Trustee shall not be liable for the acts or omissions of the Trust, the Regular Trustee, the Manager or the Board of Directors.

            Section 2.09 Authorization to Enter into Certain Transactions

            The Sponsor is hereby authorized and directed, on behalf of the Trust, to engage in the following activities:

            (i) to prepare and file with the Commission and execute, in each case on behalf of the Trust, (a) a Registration Statement on Form S-1, Form S-2 or Form S-3, as applicable (a "1933 Act Registration Statement"), including any pre-effective or post-effective amendments thereto, relating to the registration of the Shares under the Securities Act, and (b) as applicable, a Registration Statement on Form 8-A (a "1934 Act Registration Statement") (including any pre-effective or post-effective amendments thereto) relating to the registration of the Shares under Section 12(b) or
      (g) of the Exchange Act;

            (ii) to prepare and file with the New York Stock Exchange and/or any other exchange or quotation service and execute, in each case on behalf of the Trust, an application therewith and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause the Shares to be listed on the New York Stock Exchange and/or any other exchange or quotation service;

            (iii) to prepare and file and execute, in each case on behalf of the Trust, such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable to register the Shares under the securities or "blue sky" laws of such jurisdictions as the Sponsor, on behalf of the Trust, may deem necessary or desirable;

            (iv) to negotiate the terms of, and execute on behalf of the Trust, any underwriting agreements, purchase agreements or other agreements relating to the initial public offering or any future issuance of the Shares in exchange for Sponsor shares;

            (v) to execute and deliver, in each case on behalf of the Trust, such certifications or reports required by the Sarbanes-Oxley Act of 2002 from time to time as may be necessary or proper to the conduct of the business of the Trust; and

            (vi) to execute and deliver, in each case on behalf of the Trust, such agreements, instruments, certificates and documents, and to make filings with or representations on behalf of the Trust, to the City of Chicago as may be necessary in connection with the potential acquisition of Macquarie District Energy Holdings LLC.

            (b) It is hereby acknowledged and agreed that in connection with any execution, filing or document referred to in clauses (i) - (vi) above, (A) the Regular Trustee (or his or her attorneys-in-fact and agents or the Sponsor as permitted herein) is authorized on behalf of the Trust to file and execute such document on behalf of the Trust and (B) the Delaware Trustee shall not be required to join in any such filing or execute on behalf of the Trust any such document.

            Section 2.10 Title to Trust Property

            Legal title to all Trust Property shall be vested at all times in the Trust and shall be held and administered by the Regular Trustee for the benefit of the Trust and the Shareholders in accordance with this Agreement. Each Shareholder shall not have legal title to any part of the Trust Property, but shall have an undivided beneficial interest in the Sponsor Shares owned by the Trust.

            Section 2.11 Certain Covenants of the Sponsor

            The Sponsor will use its best efforts, consistent with the terms and provisions of this Agreement, to cause the Trust to remain classified as a "grantor trust" for U.S. federal income tax purposes.

                                   ARTICLE III

                           DIVIDENDS AND DISTRIBUTIONS

            Section 3.01 Dividends

            (a) The Regular Trustee shall distribute to the Shareholders all distributions or dividends received by the Trust with respect to the Sponsor Shares from the Sponsor within - Business Days of receipt. Any such distributions or dividends shall be allocated to Shareholders in the same amounts as any such allocations were made per Sponsor Share by the Sponsor.

            (b) Dividends or distributions on the Shares shall be payable to the Shareholders thereof as they appear on the Share Register for the Shares on the relevant record date.

            Section 3.02 Payment Procedures

            Payments of Dividends in respect of the Shares shall be made by (i) check mailed to the address of the Person entitled thereto as such address shall appear on the Share Register, or (ii) wire transfer of immediately available funds to an account maintained by the Person entitled thereto as specified in the Share Register.

            Section 3.03 Tax Returns and Reports

            The Sponsor shall prepare (or cause to be prepared), at the Sponsor's expense, and file or provide (or cause to be filed or provided) all U.S. federal, state and local tax and information returns and reports required to be filed or provided to Shareholders by or in respect of the Trust. In this regard, the Sponsor shall (a) prepare and file (or cause to be prepared or filed) Form 1041 or the appropriate Internal Revenue Service form required to be filed in respect of the Trust in each taxable year of the Trust and (b) prepare and furnish (or cause to be prepared and furnished) a tax information statement or such other form or statement, if any, required to be furnished in respect of the Trust in each taxable year of the Trust. The Sponsor shall use all reasonable efforts to comply in all material respects with U.S. federal, state and local withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Shareholders upon the Shares. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Dividends or allocations to any Shareholder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Shareholder. In the event of any claimed over-withholding, Shareholders shall be limited to an action against the applicable taxing jurisdiction. If the amount required to be withheld was not withheld from actual Dividends paid, the Trust must reduce subsequent Dividends by the amount of such withholding (but not by the amount of any liability imposed on the Trust as withholding agent).

                                   ARTICLE IV

                               SHARE CERTIFICATES

            Section 4.01 Initial Ownership

            Upon the formation of the Trust, the Sponsor was, and as of the date hereof continues to be, the sole beneficial owner of the Trust. The Sponsor shall have the right to sell or distribute Shares in any manner, subject to applicable law, that the Board of Directors in its sole discretion deems appropriate and advisable.

            Section 4.02 Share Certificates

            The Share Certificates shall be issued substantially in the form of Exhibit A hereto. Each Share Certificate shall bear a serial number, shall exhibit the Shareholder's name and the number of Shares evidenced thereby and shall be executed on behalf of the Trust by manual or facsimile signature of the Regular Trustee. Share Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Share Certificates or did not hold such offices at the date of delivery of such Share Certificates. A transferee of a Share Certificate shall become a Shareholder, and shall be entitled to the rights and subject to the obligations of a Shareholder hereunder, upon due registration of such Share Certificate in such transferee's name pursuant to Section 4.04.

            Section 4.03 Share Register

            The Sponsor shall retain the Transfer Agent to keep a register or registers (herein referred to as the "Share Register") in which shall be recorded the name and address of each Person owning the Shares evidenced by each Share Certificate evidencing Shares issued by the Trust, the number of Shares evidenced by each such Share Certificate, the date of issuance thereof and, in the case of cancelation, the date of cancelation. Except as otherwise expressly required by law, the Person in whose name Shares stand on the Share Register of the Trust shall be deemed the owner and Shareholder of record thereof for all purposes.

            Section 4.04 Transfer of Shares

            Registration of transfers of Shares shall be made only in the Share Register of the Trust upon request of the registered Shareholder of such Shares, or of his attorney thereunto authorized by power of attorney duly executed and filed with the Transfer Agent, and upon the surrender of the Share Certificate or Share Certificates evidencing such Shares properly endorsed or accompanied by a stock power duly executed, together with such proof of authenticity of signatures as the Transfer Agent may reasonably require. All Share Certificates surrendered for transfer shall be canceled before new Share Certificates for the transferred Shares shall be issued. Upon surrender for registration of transfer, and cancelation, of any Share Certificate, the Regular Trustee shall execute in the name of the designated transferee or transferees, one or more new Share Certificates.

            Section 4.05 Mutilated, Lost, Destroyed or Stolen Share Certificates

            Each Shareholder of record of Shares shall promptly notify the Trust of any mutilation, loss or destruction of any Share Certificate of which such Shareholder is the recordholder. The Sponsor may, in its discretion, cause the Transfer Agent to issue a new Share Certificate in place of any Share Certificate theretofore issued by it and alleged to have been mutilated, lost, stolen or destroyed, upon surrender of the mutilated Share Certificate or, in the case of loss, theft or destruction of the Share Certificate, upon satisfactory proof of such loss, theft or destruction, and the Sponsor may, in its discretion, require the Shareholder of record of the Shares evidenced by the lost, stolen or destroyed Share Certificate, or his legal representative, to give the Transfer Agent a bond sufficient to indemnify the Transfer Agent against any claim made against it on account of the alleged loss, theft or destruction of any such Share Certificate or the issuance of such new Share Certificate.

            Section 4.06 Rights of Shareholders

            The legal title to the Trust Property is vested exclusively in the Trust in accordance with Section 2.10, and the Shareholders shall not have any right or title therein other than the undivided beneficial interest in the Sponsor Shares owned by the Trust conferred by their Shares and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Shares shall be personal property giving only the rights specifically set forth therein and in this Agreement. The Shares shall have no preemptive or similar rights and, when issued and delivered to Shareholders against payment of the purchase price therefor and otherwise in accordance with this Agreement, shall be deemed validly issued, fully paid and nonassessable undivided beneficial interests in the Sponsor Shares owned by the Trust. Shareholders, in their capacities as such, shall be entitled to the benefits provided in this Agreement and to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. Members of the Board of Directors shall owe the same duties to Shareholders, in their capacities as such, as they owe to the Trust, as Member of the Sponsor pursuant to the Sponsor Agreement.

                                    ARTICLE V

                                MEETINGS; VOTING

            Section 5.01 Annual Meetings of Shareholders

            The annual meeting of Shareholders to direct the voting of the Trust, as Member of the Sponsor, shall be held at such date, at such time and at such place (if any) within or without the State of Delaware as may be fixed by resolution of the Board of Directors.

            Section 5.02 Special Meetings of Shareholders

            Special meetings of Shareholders shall be held on such date, at such time and at such place (if any) within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Special meetings of Shareholders may be called at any time only by the Secretary either at the direction of the Board of Directors pursuant to a resolution adopted by the Board of Directors or by the Chairman of the Board.

            Section 5.03 Place of Meeting

            The Board of Directors may designate the place (if any) of meeting for any meeting of Shareholders. If no designation is made by the Board of Directors, the place of meeting shall be the principal office of the Sponsor. In lieu of holding any meeting of Shareholders at a designated place, the Board of Directors may, in its sole discretion, determine that any meeting of Shareholders may be held solely by means of remote communication.

            Section 5.04 Notice of Meeting

            (a) A notice of meeting, stating the place (if any), day and hour of the meeting, and the means of remote communication, if any, by which Shareholders and proxy holders may be deemed to be present in person and vote at such meeting, shall be prepared and delivered by the Sponsor not less than twenty (20) days and not more than sixty (60) days before the date of the meeting, either personally, by mail or, to the extent and in the manner permitted by applicable law, electronically, to each Shareholder of record. In the case of special meetings, the notice shall state the purpose or purposes for which such special meeting is called. Such further notice shall be given as may be required by law. Only such business shall be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the Trust's notice of meeting. Any previously scheduled meeting of the Shareholders may be postponed, and (unless this Agreement otherwise provides) any special meeting of the Shareholders may be canceled, by resolution of the Board of Directors upon public notice given prior to the time previously scheduled for such meeting of Shareholders.

            (b) Notice to Shareholders shall be given personally, by mail or, to the extent and in the manner permitted by applicable law, electronically to each Shareholder of record. If mailed, such notice shall be delivered by postage prepaid envelope directed to each holder at such Shareholder's address as it appears in the records of the Trust and shall be deemed given when deposited in the United States mail. Notice given by electronic transmission pursuant to this subsection shall be deemed given: (1) if by facsimile telecommunication, when directed to a facsimile telecommunication number at which the Shareholder has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the Shareholder has consented to receive notice; (3) if by posting on an electronic network together with separate notice to the Shareholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the Shareholder. An affidavit of the Secretary or an assistant Secretary or of the Transfer Agent or other agent of the Sponsor that the notice has been given by personal delivery, mail or a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

            (c) Notice of any meeting of Shareholders need not be given to any Shareholder if waived by such Shareholder either in a writing signed by such Shareholder or by electronic transmission, whether such waiver is given before or after such meeting is held. If such a waiver is given by electronic transmission, the electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the Shareholder.

            (d) In order that the Trust may determine the Shareholders entitled to notice of or to vote at any meeting of Shareholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty
(60) or fewer than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining Shareholders entitled to notice of or to vote at any meeting of Shareholders or any adjournment thereof shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

            Section 5.05 Quorum and Adjournment

            Except as otherwise provided by law or by this Agreement, the Shareholders present in person or by proxy holding a majority of the outstanding Shares entitled to vote, shall constitute a quorum at a meeting of Shareholders. The Chairman of the Board or the holders of a majority of the Shares entitled to vote so represented may adjourn the meeting from time to time, whether or not there is such a quorum. The Shareholders present at a duly organized meeting at which a quorum is present in person or by proxy may continue to transact business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum.

            When a meeting is adjourned to another time and place, if any, unless otherwise provided by this Agreement, notice need not be given of the reconvened meeting if the date, time and place, if any, thereof and the means of remote communication, if any, by which Shareholders and proxyholders may be deemed to be present in person and vote at such reconvened meeting are announced at the meeting at which the adjournment is taken. At the reconvened meeting, the Shareholders may transact any business that might have been transacted at the original meeting. A determination of Shareholders of record entitled to notice of or to vote at a meeting of Shareholders shall apply to any adjournment of such meeting; provided, however, that the Board of Directors may fix a new record date for the reconvened meeting. If an adjournment is for more than thirty (30) days or if, after an adjournment, a new record date is fixed for the reconvened meeting, a notice of the reconvened meeting shall be given to each Shareholder entitled to vote at the meeting.

            Section 5.06 Voting

            (a) Subject to the provisions of this Section 5.06 and Section 5.07, the Shareholders shall have the exclusive and absolute right to direct the Regular Trustee with respect to voting of the Trust, as Member of the Sponsor, with respect to the Sponsor Shares at all times during the term of the Trust.

            (b) When the Trust is required or permitted to vote with respect to the Sponsor Shares, the Sponsor shall prepare and deliver to the Trustees the form of proxy materials to enable the Regular Trustee to solicit from the Shareholders the manner in which they direct the Regular Trustee to vote their Shares. Shareholders shall be entitled to one vote for each Share in respect of any matter as to which Members are entitled to vote as provided in the Sponsor Agreement.

            (c) All Shares shall to the extent practicable under the circumstances be voted or deemed to have been voted (to the extent that Shares are not voted) in the same proportion as the Shares are directed to be voted by the Shareholders, including for purposes of determining a quorum, in favor of, in opposition to or abstaining from the matter. If such calculation of votes would require a fractional vote, the Regular Trustee shall vote the next lower number of whole Shares.

            Section 5.07 Proxies

            At all meetings of Shareholders, a Shareholder may vote by proxy as provided by the Exchange Act; provided that no proxy shall be voted after three
(3) years from its date, unless the proxy provides for a longer period in accordance with this Agreement. Any proxy to be used at a meeting of Shareholders must be filed with the Secretary of the Sponsor or his or her representative at or before the time of the meeting.

            Section 5.08 Notice of Shareholder Business and Nominations

            (a) Annual Meetings of Shareholders

            (i) Except in the case of the Initial Board, nominations of individuals for election to the Board of Directors of the Sponsor, other than the Chairman, for so long as the Manager is entitled to appoint a director of the Board of Directors to serve as Chairman pursuant to the terms of the Management Services Agreement, and the proposal of business to be considered by Shareholders, may be made at an annual meeting of Shareholders (A) pursuant to the Trust's notice of meeting delivered pursuant to Section 5.04 hereof, (B) by or at the direction of the Board of Directors or (C) by any

      Shareholder who is entitled to vote at the meeting, who complies with the notice procedures set forth in clauses (ii) and (iii) of this Section 5.08(a).

            In addition to any other applicable requirements, for a nomination for election of a director to be made by a Shareholder or for business to be properly brought before an annual meeting by a Shareholder, such Shareholder must (A) be a Shareholder of record on both (1) the date of the delivery of such nomination or the date of the giving of the notice provided for in this Section 5.08(a) and (2) the record date for the determination of Shareholders entitled to vote at such annual meeting and
      (B) have given timely notice thereof in proper written form in accordance with the requirements of this Section 5.08 (a) to the Secretary.

            (ii) For nominations or other business to be properly brought before an annual meeting by a Shareholder pursuant to clause (C) of paragraph
      (a)(i) of this Section 5.08, a Shareholder must have given timely notice thereof in writing to the Secretary and, in the case of business other than nominations, such other business must otherwise be a proper matter for Shareholder action. To be timely, a Shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Sponsor not less than one hundred and twenty (120) days nor more than one hundred and fifty (150) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that, in the case of the first annual meeting of Shareholders, a Shareholder's notice shall be timely if it is delivered to the Secretary at the principal executive offices of the Sponsor not earlier than the one hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement or an adjournment or postponement of an annual meeting commence a new time period for the giving of a Shareholder's notice as described in this Section 5.08(a).

            Subject to Section 5.08(a)(i), such Shareholder's notice shall set forth: (A) as to each individual whom such Shareholder proposes to nominate for election or reelection as a director, all information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in Regulation 14A under the Exchange Act, including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (B) as to any other business that such Shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such Shareholder and the beneficial owner or holder of Shares, if any, on whose behalf the proposal is made; and (C) as to such Shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (1) the name and address of such Shareholder as they appear on the Trust's books and of such beneficial owner and (2) the number of Shares which are owned beneficially and of record by such Shareholder and such beneficial owner.

            Notwithstanding anything in the second sentence of clause (ii) of this Section 5.08(a) to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Sponsor, on behalf of the Trust at least one hundred (100) days prior to the first anniversary of the preceding year's annual meeting, a Shareholder's notice required by this Section 5.08 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Sponsor not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Sponsor, on behalf of the Trust.

            (b) Special Meeting of Shareholders

            Only such business shall be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the Trust's notice of meeting pursuant to Section 5.04 of this Agreement. Nominations of individuals for election to the Board of Directors, other than the Chairman, for so long as the Manager is entitled to appoint a director of the Board of Directors to serve as Chairman pursuant to the terms of the Management Services Agreement, may be made at a special meeting of Shareholders at which directors are to be elected pursuant to the Trust's notice of meeting
(i) by or at the direction of the Board of Directors or (ii) by any Shareholder who is entitled to vote at the meeting who complies with the notice procedures set forth in this Section 5.08.

            In addition to any other applicable requirements, for a nomination for election of a director to be made by a Shareholder, such Shareholder must
(A) be a Shareholder of record on both (1) the date of the delivery of such nomination and (2) the record date for the determination of Shareholders entitled to vote at such special meeting and (B) have given timely notice thereof in proper written form in accordance with the requirements of this
Section 5.08(b) to the Secretary.

            In the event the Sponsor, on behalf of the Trust calls a special meeting of Shareholders for the purpose of electing one or more directors to the Board of Directors, any such Shareholder may nominate such number of individuals for election to such position(s) as are specified in the Trust's Notice of Meeting, if Shareholder's notice as required by clause (ii) of Section 5.08(a) of this Agreement shall be delivered to the Secretary at the principal executive offices of the Sponsor not earlier than the one hundred and twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth
(10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period for the giving of a Shareholder's notice as described above.

            (c) General

            (i) Only individuals who are nominated in accordance with the procedures set forth in this Section 5.08 shall be eligible to be elected as directors at a meeting of Shareholders and only such business shall be conducted at a meeting of Shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section
      5.08. Except as otherwise provided by applicable law or this Section 5.08, the Chairman shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 5.08 and, if any proposed nomination or business is not in compliance with this Section 5.08, to declare that such defective proposal or nomination shall be disregarded.

            (ii) For purposes of this Section 5.08, "PUBLIC ANNOUNCEMENT" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Trust with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

            (iii) Notwithstanding the foregoing provisions of this Section 5.08, a Shareholder shall also comply with all applicable requirements of the Exchange Act and the Rules and Regulations thereunder with respect to the matters set forth in this Section 5.08. Nothing in this Section 5.08 shall be deemed to affect any rights of Shareholders to request inclusion of proposals in the Trust's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

            Section 5.09 Procedure for Election of Directors; Voting

            The election of directors submitted to Shareholders at any meeting shall be decided by a plurality of the votes cast thereon. Except as otherwise provided by law or this Agreement, all matters other than the election of directors submitted to Shareholders at any meeting shall be decided by the affirmative vote of a majority of the Shares present in person or represented by proxy at the meeting of Shareholders.

            The vote on any matter at a meeting, including the election of directors, shall be by written ballot. Each ballot shall be signed by Shareholder voting, or by such Shareholder's proxy, and shall state the number of Shares voted.

            Section 5.10 Inspectors of Elections; Opening and Closing the Polls

            The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors shall not be directors, officers or employees of the Sponsor, to act at the meeting and make a written report thereof. One or more individuals may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been so appointed to act, or if all inspectors or alternates who have been appointed are unable to act, at a meeting of Shareholders, the Chairman of the Board shall appoint one or more inspectors to act at the meeting. Each such inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by the General Corporation Law of the State of Delaware as if the Trust were a Delaware corporation.

            Section 5.11 Confidential Shareholder Voting

            All proxies, ballots and votes, in each case to the extent they disclose the specific vote of an identified Shareholder, shall be tabulated and certified by an independent tabulator, inspector of elections and/or other independent parties and shall not be disclosed to any director, officer or employee of the Sponsor or Trustee; provided, however, that, notwithstanding the foregoing, any and all proxies, ballots and voting tabulations may be disclosed:
(a) as necessary to meet legal requirements or to assist in the pursuit or defense of legal action; (b) if the Sponsor concludes in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes; (c) in the event of a proxy, consent or other solicitation in opposition to the voting recommendation of the Board of Directors; and (d) if a Shareholder requests or consents to disclosure of such Shareholder's vote or writes comments on such Shareholder's proxy card or ballot.

            Section 5.12 Waiver of Notice

            Whenever any notice is required to be given to any Shareholder by the terms of this Agreement, a waiver thereof in writing, signed by the Person or Persons entitled to such notice, or a waiver thereof by electronic transmission by the Person or Persons entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of Shareholders need be specified in any written waiver of notice or any waiver by electronic transmission of such meeting.

            Section 5.13 Remote Communication

            For the purposes of this Agreement, if authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, Shareholders and proxyholders may, by means of remote communication:

            (a) participate in a meeting of Shareholders; and

            (b) be deemed present in person and vote at a meeting of Shareholders, whether such meeting is to be held at a designated place or solely by means of remote communication,

provided, however, that (i) the Sponsor, on behalf of the Trust, shall implement reasonable measures to verify that each Person deemed present and permitted to vote at the meeting by means of remote communication is a Shareholder or proxyholder, (ii) the Sponsor, on behalf of the Trust, shall implement reasonable measures to provide such Shareholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to Shareholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any Shareholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Sponsor, on behalf of the Trust.

            Section 5.14 Inspection of Records

            (a) The Sponsor, on behalf of the Trust, shall keep or cause to be kept at the principal place of business of the Trust appropriate books and records with respect to the Trust, including, without limitation, all books and records necessary to provide to the Shareholders any information, lists and copies of documents required to be provided pursuant to applicable law. Any books and records maintained by or on behalf of the Trust in the regular course of its business, including, without limitation, the record of the Shareholders, books of account and records of Trust proceedings, may be kept in electronic or any other form, provided that the books and records so maintained are convertible into clearly legible written form within a reasonable period of time.

            (b) The Sponsor shall make, at least ten (10) days before every meeting of Shareholders, a complete list of the Shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each Shareholder and the number of Shares registered in the name of each Shareholder. Such list shall be open to the examination of any Shareholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Trust. In the event that the Sponsor determines to make the list available on an electronic network, the Sponsor may take reasonable steps to ensure that such information is available only to Shareholders. The list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Shareholder who is present.

            Any Shareholder, in person or by attorney or other agent, shall, upon written demand stating the purpose thereof, have the right during the usual business hours to inspect for any proper purpose, and to make copies and extracts from: (1) the Trust's Share Register, a list of the Shareholders, and its other books and records; (2) the Sponsor's books and records; or (3) a Subsidiary's books and records or copies thereof in electronic form; to the extent that (i) the Sponsor has actual possession and control of such records of such Subsidiary, or (ii) the Sponsor could obtain such records through the exercise of control over such Subsidiary, provided that as of the date of the making of the demand (A) Shareholder inspection of such books and records of the Subsidiary of the Sponsor would not constitute a breach of an agreement between the Sponsor or the Subsidiary and a Person or Persons not Affiliated with the Sponsor, and (B) the Subsidiary would not have the right under the law applicable to it to deny the Sponsor access to such books and records upon demand by the Sponsor. In every instance where the beneficial holder of Shares is not a holder of record, the demand shall state the Person's status as a beneficial holder of Shares, be accompanied by documentary evidence of beneficial ownership of Shares, and state that such documentary evidence is a true and correct copy of what it purports to be. A proper purpose shall mean a purpose reasonably related to such Person's interest as a Shareholder or beneficial holder of Shares.

                                   ARTICLE VI

                  DISCLOSURE REQUIREMENTS FOR 10% SHAREHOLDERS

            To ensure the Trust's compliance with its obligations under the Use Agreement, in the event the Sponsor or any Subsidiary, or both, is required to obtain the approval of the City of Chicago (or any department or agency thereof) for any specific matter, including, but not limited to, the amendment of the Use Agreement, or otherwise determines to request that the City of Chicago (or any department or agency thereof) take action with respect to any matter, the Sponsor shall deliver to the Transfer Agent notice of such approval requirement or request for action and a copy of the then current form of the City of Chicago Economic Disclosure Statement and Affidavit and cause the Transfer Agent to mail a copy of such notice to any Beneficial Holder holding ten percent or more of the then issued and outstanding Shares (each, a "Ten Percent Holder"). Within thirty (30) days of the mailing of such notice, each Ten Percent

Holder shall provide to the Sponsor for filing with the City of Chicago a completed City of Chicago Economic Disclosure Statement and Affidavit, a standard form of which is attached hereto as Exhibit B. Each Ten Percent Holder shall provide any supplemental statements, affidavits or material required to update any Economic Disclosure Statement and Affidavit filed with the City of Chicago as required by the City of Chicago and as requested by the Sponsor from time to time.

                                  ARTICLE VII

             RIGHT OF SHAREHOLDERS TO ENFORCE PROVISIONS OF SPONSOR
                     AGREEMENTS AND BRING DERIVATIVE ACTION

            (a) Each Shareholder shall have the right to institute any legal proceeding against the Sponsor to enforce the provisions of the Sponsor Agreement.

            (b) Shareholders holding at least ten percent (10%) or more of the Shares shall have the right to cause the Trust to institute any legal proceeding for any remedy available to the Trust as the sole Member of the Sponsor, including bringing a derivative action under the Limited Liability Company Act, and such Shareholders may direct the time, method and place of conducting any such legal proceeding brought by the Trust.

                                  ARTICLE VIII

              SHAREHOLDER VOTE REQUIRED IN CONNECTION WITH CERTAIN
                      BUSINESS COMBINATIONS OR TRANSACTIONS




            Section 8.01 Vote Generally Required. Except as provided in Sections
10.02 and 10.03 and subject to the provisions of Section 8.03 hereof, neither the Trust or the Sponsor shall: (a) merge or consolidate with or into any limited liability company, corporation, statutory trust, business trust or association, real estate investment trust, common-law trust or any other unincorporated business, including a partnership, or (b) sell, lease or exchange all or substantially all of its Property and assets, unless the Sponsor, acting through the Board of Directors, adopts a resolution approving such action and unless such action shall be approved by the affirmative vote of the holders of a majority of the Shares outstanding and entitled to vote thereon; provided, however, that any Shares held by the Manager or an Affiliate or Associate of the Manager, shall not be entitled to vote to approve any merger or consolidation with or into, or sale, lease or exchange to, the Manager or any Affiliate or Associate thereof. The notice of the meeting at which such resolution is to be considered will so state.


            For the purposes of this Article VIII, the following terms have the following meanings:

            "Associate" has the meaning ascribed to such term in Rule 12b-2 of the General rules promulgated under the Exchange Act.

            "Business Combination" means:

            (i) any merger or consolidation of the Trust, the Sponsor or any Subsidiary thereof with (A) an Interested Shareholder, or (B) any other Person (whether or not itself an Interested Shareholder) that is, or after such merger or consolidation would be, an Affiliate or Associate of an Interested Shareholder; or

            (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with, or proposed by or on behalf of, an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder of any assets of the Trust, the Sponsor or any Subsidiary thereof having an aggregate Fair Market Value of not less than ten percent (10%) of the Net Investment Value of the Trust; or

            (iii) the issuance or transfer by the Trust, the Sponsor or any Subsidiary thereof (in one transaction or a series of transactions) of any securities of the Trust, the Sponsor or any Subsidiary to, or proposed by or on behalf of, an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of not less than ten percent (10%) of the Net Investment Value of the Trust; or

            (iv) any spinoff or split-up of any kind of the Trust, the Sponsor or any Subsidiary thereof, proposed by or on behalf of an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder; or

            (v) any reclassification of the Shares (including any reverse split of Shares) or recapitalization of the Trust, or any merger or consolidation of the Trust with any Subsidiary thereof, or any other transaction (whether or not with or into or otherwise involving an Interested Shareholder), that has the effect, directly or indirectly, of increasing the percentage of the outstanding shares of (A) the Shares or any class of equity securities of any Subsidiary thereof or (B) any class of securities of any Subsidiary convertible into or exchangeable for Shares or equity securities of any Subsidiary, that are directly or indirectly owned by an Interested Shareholder and its Affiliates and Associates; or

            (vi) any agreement, contract or other arrangement providing for any one or more of the actions specified in clauses (i) through (v) above.

            "Continuing Director" means (i) any director of the Board of Directors who (A) is neither the Interested Shareholder involved in the Business Combination as to which a determination of Continuing Directors is provided hereunder, nor an Affiliate, Associate, employee, agent or nominee of such Interested Shareholder, or a relative of any of the foregoing, and (B) was a member of the Board of Directors prior to the time that such Interested Shareholder became an Interested Shareholder, or (ii) any successor of a Continuing Director described in clause (i) above who is recommended or elected to succeed a Continuing Director by the affirmative vote of a majority of Continuing Directors then on the Board of Directors.

            "Fair Market Value" means: (i) in the case of equity securities, the average of the closing sale prices during the ten (10)-day period immediately preceding the date in question of such equity securities:

            (1) on the New York Stock Exchange (regular way);

            (2) if such equity securities are not listed for trading on the NYSE, as reported in the composite transactions for the principal U.S. national or regional securities exchange on which such equity securities are so listed;

            (3) if such equity securities are not so listed on a principal U.S. national or regional securities exchange, the price as reported by the Nasdaq National Market;

            (4) if such equity securities are not so reported, the last quoted bid price for such equity securities, in the over-the-counter market as reported by the National Quotation Bureau or a similar organization; or

            (5) if such equity securities are not so quoted, the fair market value of such equity securities, as determined by a majority of the Continuing Directors in good faith;

and (ii) in the case of Property other than cash or equity securities, the fair market value of such Property on the date in question as determined by a majority of the Continuing Directors in good faith.

            "Future Investment" means a contractual commitment to invest represented by a definitive agreement.

            "Interested Shareholder" means any Person (other than the Manager, the Trust, the Sponsor or any Subsidiary of the Sponsor, any employee benefit plan maintained by the Sponsor, any Subsidiary or any trustee or fiduciary with respect to any such plan when acting in such capacity) that:

            (i) is, or was at any time within the three-year period immediately prior to the date in question, the Beneficial Owner of fifteen percent (15%) or more of the then outstanding Shares and who did not become the Beneficial Owner of such amount of Shares pursuant to a transaction that was approved by the Sponsor, acting through the Board of Directors; or

            (ii) is an assignee of, or has otherwise succeeded to, any Shares of which an Interested Shareholder was the Beneficial Owner at any time within the three-year period immediately prior to the date in question, if such assignment or succession shall have occurred in the course of a transaction, or series of transactions, not involving a public offering within the meaning of the Securities Act.

            For the purpose of determining whether a Person is an Interested Shareholder, the Shares that may be issuable or exchangeable by the Trust to the Interested Shareholder pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, warrants or options, or otherwise, shall be included, but not any other Shares that may be issuable or exchangeable by the Trust pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, warrants or options, or otherwise, to any Person who is not the Interested Shareholder.

            "Managed Subsidiary" means Macquarie Infrastructure Company Inc., Macquarie Yorkshire LLC, South East Water LLC, Communications Infrastructure LLC, and, any directly owned Subsidiary of the Sponsor that becomes party to the Management Services Agreement, from time to time.

            "Market Value of the Trust Stock" means the product of (1) the average number of shares of Trust Stock issued and outstanding, other than treasury Shares during the last fifteen (15) Trading Days in the most recent full Fiscal Quarter multiplied by (2) the volume weighted average trading price per share of Trust Stock traded on the NYSE over those fifteen (15) Trading Days.

            "Net Investment Value" means:

            (a) the Market Value of the Trust Stock; plus

            (b) the amount of any borrowings (other than intercompany borrowings) of the Sponsor and its Managed Subsidiaries (but not including borrowings on behalf of any Subsidiary of the Managed Subsidiaries); plus

            (c) the value of Future Investments of the Sponsor and/or any of its Subsidiaries other than cash or cash equivalents, as calculated by the Manager and approved by a majority of the Continuing Directors; provided that such Future Investment has not been outstanding for more than two consecutive full Fiscal Quarters; less

            (d) the aggregate amount held by the Sponsor and its Managed Subsidiaries in cash or cash equivalents (but not including cash or cash equivalents held specifically for the benefit of any Subsidiary of a Managed Subsidiary).

            Section 8.02 Vote for Business Combinations. The affirmative vote of the holders of record of outstanding Shares represented by at least sixty-six and two-thirds percent (66 2/3%) of the then outstanding Shares (excluding Shares held by the Interested Shareholder or any Affiliate or Associate of an Interested Shareholder) shall be required to approve any Business Combination. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any agreement with any securities exchange or otherwise.

            Section 8.03 Power of Continuing Directors. The Continuing Directors shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article VIII, including, without limitation, (a) whether a Person is an Interested Shareholder, (b) the number of Shares beneficially owned by any Person, (c) whether a Person is an Affiliate or Associate of another and (d) the Fair Market Value of the Shares, the Sponsor Shares or the equity securities of any Subsidiary thereof; and the good faith determination of the Continuing Directors on such matters shall be conclusive and binding for all the purposes of this Article VIII.

            Section 8.04 No Effect on Fiduciary Obligations. Nothing contained in this Article shall be construed to relieve the members of the Board of Directors or an Interested Shareholder from any fiduciary obligation imposed by law.

            Section 8.05 Miscellaneous. In addition to any affirmative vote required by law or by this Agreement, the affirmative vote of a majority of the then outstanding Shares held by the Shareholders that are not held by the Interested Shareholder or an Affiliate or Associate of an Interested Shareholder shall be required to approve the sale or transfer by an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder to the Trust, the Sponsor or any Subsidiary (in one transaction or a series of transactions) of any Shares, securities of the Sponsor or any Subsidiary in exchange for cash, securities of the Sponsor or any Subsidiary. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any agreement with any securities exchange or otherwise.

                                   ARTICLE IX

                                  THE TRUSTEES

            Section 9.01 Certain Duties and Responsibilities

            (a) In addition to the duties and responsibilities provided for in Sections 3.01 and 5.05, the Regular Trustee shall have the following exclusive duties:

            (i) to maintain bank accounts, brokerage accounts and other custody accounts that receive Trust income and receipts from which Trust expenditures and distributions are disbursed;

            (ii) to maintain evidence of intangible Trust assets;

            (iii) to maintain Trust records;

            (iv) to maintain an office for Trust business;

            (v) to originate, facilitate and review Trust reports and other Trust communications;

            (vi) to execute documents and authorize Trust account transactions;

            (vii) to retain accountants, attorneys, agents and other advisors in connection with its duties under this Agreement;

            (viii) to file reports and returns on behalf of the Trust with government agencies to the extent required by law and as specifically directed in writing by the Sponsor; and

            (ix) to perform such other actions as are necessary to effect any of the foregoing duties; provided, however, that no action may be taken by the Regular Trustee to extent that such action would cause the Regular Trustee to be considered to have the power to vary the investment of the beneficial owners or otherwise to cause the Trust no longer to qualify as a grantor trust for U.S. federal income tax purposes.

            (b) The duties and responsibilities of the Trustees shall be as provided by this Agreement. Except as provided in Section 2.09(a), the Sponsor hereby acknowledges and agrees that the Trustees are authorized, directed and instructed to act, only as specifically authorized in writing by the Sponsor.

            Any written instructions, notwithstanding any error in the transmission thereof or that such instructions may not be genuine, shall, as against the Sponsor and in favor of the Trustees, be conclusively deemed to be valid instructions from the Sponsor to the Trustees for the purposes of this Agreement, if reasonably believed by the Trustees to be genuine and if not otherwise insufficient on the face of such written instructions; provided, however, that a Trustee in its discretion may decline to act upon any instructions where they are not received by such Trustee in sufficient time for such Trustee to act upon or in accordance with such instructions, where such Trustee has reasonable grounds for concluding that the same have not been accurately transmitted or are not genuine or where such Trustee believes in good faith that complying with such instructions is contrary to law or might subject such Trustee to any liability. If a Trustee declines to act upon any instructions for any reason set out in the preceding sentence, it shall notify the Sponsor and the other Trustees in writing forthwith after it so declines.

            (c) The Trustees shall not be liable for any act or omission in the course of or connected with their performance hereunder, except only that each Trustee shall be subject to liability and assume the entire responsibility for direct damages suffered by the Sponsor or any other Person occasioned by such Trustee's own gross negligence or willful misconduct or the gross negligence or willful misconduct of any of such Trustee's directors, officers or employees in the rendering of its performance hereunder, as determined by a court of competent jurisdiction.

            (d) The Trustees shall incur no liability to anyone in acting upon any document reasonably believed by them to be genuine (which is not insufficient on its face) and to have been signed by the proper Person or Persons. The Trustees may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Trustees may for all purposes hereof rely on a certificate, signed by the Sponsor, as to such fact or matter, and such certificate, if relied upon by the Trustees in good faith, shall constitute full protection to the Trustees for any action taken or omitted to be taken by them in good faith in reliance thereon.

            In no event shall the Trustees be liable for (A) acting in accordance with instructions from the Sponsor, (B) special or consequential damages or (C) the acts or omissions of their nominees, correspondents, designees, agents or subagents appointed by them in good faith.

            (e) In the event that the Trustees are unsure of the course of action to be taken by them hereunder, the Trustees may request instructions from the Sponsor and, to the extent the Trustees follow such instructions in good faith, they shall not be liable to any Person. In the event that no instructions are provided within the time requested by the Trustees, they shall have no duty or liability for their failure to take any action or for any action they take in good faith and in accordance with the terms hereof.

            Section 9.02 Not Responsible for Recitals or Issuance of Shares

            The recitals contained herein and in the Share Certificates shall not be taken as the statements of the Trustees, and the Trustees do not assume any responsibility for their correctness.

            Section 9.03 May Hold Shares

            Any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Shares and may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

            Section 9.04 Compensation; Indemnity; Fees

            The Sponsor agrees:

            (a) to pay the Delaware Trustee from time to time such compensation for all services rendered by them hereunder as the parties shall agree from time to time in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (b) except as otherwise expressly provided herein, to reimburse the Delaware Trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Delaware Trustee in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance determined by a court of competent jurisdiction to have been caused by its own gross negligence or willful misconduct; and

            (c) the Sponsor agrees, to the fullest extent permitted by applicable law, to indemnify and hold harmless (i) the Trustees, (ii) any officer, director, shareholder, employee, representative or agent of the Trustees, and (iii) any employee or agent of the Trust (referred to herein as an "Indemnified Person") from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Agreement, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of gross negligence or willful misconduct with respect to such acts or omissions.

            Section 9.05 Delaware Trustee Required; Eligibility of Trustees

            (a) There shall at all times be a Delaware Trustee hereunder with respect to the Shares. The Delaware Trustee shall be either (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity. If at any time the Delaware

Trustee with respect to the Shares shall cease to be eligible in accordance with the provisions of this Section 9.05, it shall resign immediately in the manner and with the effect hereinafter specified in this Article IX.

            (b) There shall at all times be one Regular Trustee hereunder with respect to the Shares. The Regular Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity.

            Section 9.06 Resignation and Removal; Appointment of Successor

            (a) Subject to Sections 9.06(b) and 9.06(c), any Trustee (the "Relevant Trustee") may be appointed or removed without cause at any time by the Sponsor.

            (b) The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 9.06(a) until a successor possessing the qualifications to act as Delaware Trustee under Section 9.05 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the removed Delaware Trustee.

            (c) A Trustee appointed to office shall hold office until his, her or its successor shall have been appointed or until his, her or its death, removal, resignation, dissolution or liquidation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing with thirty (30) days notice signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such later date as is specified therein; provided, however, that no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

            (d) If no Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 9.06 within sixty (60) days after delivery pursuant to this Section 9.06 of an instrument of resignation or removal, the Delaware Trustee resigning or being removed, as applicable, may petition, at the expense of the Sponsor, any court of competent jurisdiction for appointment of a Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Delaware Trustee.

            (e) No Delaware Trustee shall be liable for the acts or omissions to act of any Successor Delaware Trustee, as the case may be.

            (f) Notwithstanding the foregoing or any other provision of this Agreement, in the event a Regular Trustee or a Delaware Trustee who is a natural person dies or becomes, solely in the opinion of the Sponsor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the Sponsor (with the successor in each case being a Person who satisfies the eligibility requirement for the Regular Trustee or the Delaware Trustee, as the case may be, set forth in Section 9.05).

            (g) The indemnity provided to a Trustee under Section 9.04 shall survive any Trustee's resignation or removal and the termination of this Agreement.

            Section 9.07 Acceptance of Appointment by Successor

            (a) In case of the appointment hereunder of a Successor Trustee, such Successor Trustee so appointed shall execute, acknowledge and deliver to the Trust and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers and duties of the retiring Trustee; but, on the request of the Sponsor or the Successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such Successor Trustee all the rights and powers of the retiring Trustee.

            (b) No Successor Trustee shall accept its appointment unless at the time of such acceptance such Successor Trustee shall be qualified and eligible under this Article IX.

            Section 9.08 Merger, Conversion, Consolidation or Succession to Business

            Any Person into which the Delaware Trustee or the Regular Trustee that is not a natural person may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this
Article IX, without the execution or filing of any paper or any further act on the part of any of the parties hereto. Section 9.09 Number of Trustees

            (a) The number of Trustees shall be two, provided that the Sponsor may increase or decrease the number of Regular Trustees.

            (b) If a Trustee ceases to hold office for any reason and the number of Regular Trustees is not reduced pursuant to Section 9.09(a), or if the number of Trustees is increased pursuant to Section 9.09(a), a vacancy shall occur. The vacancy shall be filled by a Successor Trustee appointed in accordance with
Section 9.06.

            (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust.

            Section 9.10 Delegation of Power

            (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.09(a).

            (b) The Regular Trustee shall have power to delegate from time to time to such of their number or to the Sponsor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustee or otherwise as the Regular Trustee may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

            Section 9.11 Appointment of Regular Trustees

            (a) The Regular Trustee shall be Peter Stokes, an individual and his successor shall be appointed by the Sponsor. Upon any resignation or removal, the Sponsor shall appoint a successor Regular Trustee.

            (b) Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with this Section 9.11 or Section 9.06, the Regular Trustees in office, if any, regardless of their number (and not withstanding any other provision of this Agreement), shall have all the powers granted to the Regular Trustee and shall discharge all the duties imposed upon the Regular Trustee by this Agreement.

                                    ARTICLE X

                           TERMINATION AND DISSOLUTION

            Section 10.01 Termination or Dissolution

            Unless terminated as provided herein, the Trust shall continue without limitation of time. If an Early Termination Event specified in Section
10.04 occurs, the Trust shall be dissolved, and one Sponsor Share shall be distributed to each Shareholder in exchange for each outstanding Share.

            Section 10.02 Circumstances Under Which Shares Will Be Exchanged for Sponsor Shares

            In the event that the Sponsor, acting through the Board of Directors, (i) determines that either (A) the Trust or the Sponsor, or both, is, or is reasonably likely to be, treated as a corporation for U.S. federal income tax purposes, (B) the Trust is, or is reasonably likely to be, required to issue Schedules K-1 to Shareholders or (C) the existence of the Trust otherwise results, or is reasonably likely to result, in a material tax detriment to the Trust, Shareholders, the Sponsor or any Member of the Sponsor and (ii) obtains an opinion of counsel of national reputation to such effect, the Sponsor, acting through the Board of Directors (a) shall declare a record date and deliver a mandatory instruction to the Regular Trustee, together with any opinions of counsel or officers' certificates of the Sponsor as the Regular Trustee may reasonably request, directing the Regular Trustee to (i) deliver one Sponsor Share to each Shareholder in exchange for such outstanding Share (the "Mandatory Exchange") and (ii) dissolve the Trust and (b) shall deliver to the Transfer Agent notice of such Mandatory Exchange and shall cause the Transfer Agent to mail a copy of such notice to the Shareholders at least thirty (30) days prior to the Mandatory Exchange. Simultaneously with the completion of such Mandatory Exchange, each Shareholder immediately prior to the completion of the Mandatory Exchange shall be admitted to the Sponsor as a Shareholder in respect of an equal number of Sponsor Shares previously held by the Trust and each Shareholder shall be issued a certificate evidencing the same, in accordance with the provisions of the Sponsor Agreement. Immediately whereafter the Trust shall be deemed withdrawn from the Sponsor as a Shareholder in respect of such Sponsor Share(s), and the Trust shall tender its certificates evidencing Sponsor Shares to the Transfer Agent for cancelation.

            Section 10.03 Right to Acquisition Exchange

            If at any time one Person is the beneficial holder of more than ninety percent (90%) of the then outstanding Shares (the "Acquirer"), such Acquirer shall then have the right to direct the Sponsor, acting through the Board of Directors, to (i) declare a record date and deliver a mandatory instruction to the Regular Trustee directing the Regular Trustee to (A) deliver the Sponsor Shares to Shareholders, including the Acquirer, in exchange for all of the outstanding Shares (the "Acquisition Exchange") and (B) dissolve the Trust and (ii) deliver to the Transfer Agent notice of such Acquisition Exchange and cause the Transfer Agent to mail a copy of such notice to Shareholders at least thirty (30) days prior to the Acquisition Exchange. Simultaneously with the completion of such Acquisition Exchange, each Shareholder immediately prior to the completion of the Acquisition Exchange shall be admitted to the Sponsor as a Shareholder in respect of an equal number of Sponsor Shares previously held by the Trust and shall be issued a certificate evidencing the same, in accordance with the provisions of the Sponsor Agreement, immediately whereafter the Trust shall be deemed withdrawn from the Sponsor as a Shareholder in respect of such Sponsor Share(s), and the Trust shall tender its certificates evidencing Sponsor Shares to the Sponsor for cancelation.

            Section 10.04 Early Termination

            The Trust shall dissolve upon the first to occur of any of the following events (each an "Early Termination Event"):

            (a) the occurrence of a Mandatory Exchange or an Acquisition
      Exchange;

            (b) the dissolution or liquidation of the Sponsor;

            (c) receipt by the Regular Trustee of written notice from the Sponsor at any time (which notice is optional and wholly within the discretion of the Sponsor) of its intention to dissolve the Trust and distribute the Sponsor Shares in exchange for the Shares; or

            (d) an order for dissolution of the Trust shall have been entered by a court of competent jurisdiction.

            Section 10.05 Termination of Obligations

            The respective obligations and responsibilities of the Trustees and the Trust continued hereby shall terminate upon the latest to occur of the following:

            (a) the payment of all expenses owed by the Trust;

            (b) the discharge of all administrative duties of the Regular Trustee; and

            (c) the filing of a certificate of cancelation canceling the Trust's certificate of trust with the Secretary of State of the State of Delaware by the Regular Trustee.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            Section 11.01 Limitation of Rights of Shareholders

            The death or incapacity of any person having an interest, beneficial or otherwise, in Shares shall not operate to terminate this Agreement, nor entitle the legal representatives or heirs of such person or any Shareholder for such person to claim an accounting, take any action or bring any proceeding in any court for a partition or winding-up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            Section 11.02 Amendment

            This Agreement may be amended from time to time by the Sponsor, acting through the Board of Directors, and by the Regular Trustee at the direction of the Sponsor, acting through the Board of Directors; provided, however, that no such amendment shall alter the rights, powers or immunities of the Delaware Trustee without its written consent. Notwithstanding any other provisions of this Agreement, the Sponsor shall not, and no Trustee shall, (i) enter into or consent to any amendment to this Agreement which would cause the Trust to fail or cease to qualify for the exemption from the status of an "investment company" under the 1940 Act or be classified as other than a grantor trust for U.S. federal income tax purposes, (ii) cause the Trust to issue a class of equity securities other than the Shares or issue any debt securities or any derivative securities or amend the provision of Section 2.05 of this Agreement prohibiting such issuance or (iii) enter into or consent to any amendment to this Agreement that would affect the exclusive and absolute right of the Shareholders to direct the voting of the Trust, as Member of the Sponsor, pursuant to Section 5.05 of this Agreement, with respect to all matters reserved for the vote of Members pursuant to the provisions of the Sponsor Agreement; provided, however, that Section 2.05 and this Section 11.02 of this Agreement may not be amended without the affirmative vote of a majority of the Shares present in person or represented by proxy at a meeting of Shareholders.

            Section 11.03 Separability

            In case any provision in this Agreement or in the Share Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            Section 11.04 Specific Performance

            The Sponsor and the Trustees agree that each party to this Agreement would be irreparably damaged if any of the provisions of this Agreement were not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, it is agreed that, in addition to any other remedy to which the nonbreaching party may be entitled, at law or in equity, each nonbreaching party shall be entitled to injunctive relief to prevent breaches of the provisions of this Agreement and specifically to enforce the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction thereof.

            Section 11.05 Governing Law

            This Agreement and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware; PROVIDED, HOWEVER, THAT THERE SHALL NOT BE APPLICABLE TO THE PARTIES HEREUNDER OR THIS AGREEMENT ANY PROVISION OF THE LAWS (COMMON OR STATUTORY) OF THE STATE OF DELAWARE PERTAINING TO TRUSTS THAT RELATE TO OR REGULATE, IN A MANNER INCONSISTENT WITH THE TERMS HEREOF, (A) THE FILING WITH ANY COURT OR GOVERNMENTAL BODY OR AGENCY OF TRUSTEE ACCOUNTS OR SCHEDULES OF TRUSTEE FEES AND CHARGES, (B) AFFIRMATIVE REQUIREMENTS TO POST BONDS FOR TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (C) THE NECESSITY FOR OBTAINING COURT OR OTHER GOVERNMENTAL APPROVAL CONCERNING THE ACQUISITION, HOLDING OR DISPOSITION OF REAL OR PERSONAL PROPERTY, (D) FEES OR OTHER SUMS PAYABLE TO TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (E) THE ALLOCATION OF RECEIPTS AND EXPENDITURES TO INCOME OR PRINCIPAL, (F) RESTRICTIONS OR LIMITATIONS ON THE PERMISSIBLE NATURE, AMOUNT OR CONCENTRATION OF TRUST INVESTMENTS OR REQUIREMENTS RELATING TO THE TITLING, STORAGE OR OTHER MANNER OF HOLDING OR INVESTING TRUST ASSETS OR (G) THE ESTABLISHMENT OF FIDUCIARY OR OTHER STANDARDS OF RESPONSIBILITY OR LIMITATIONS ON THE ACTS OR POWERS OF TRUSTEES THAT ARE INCONSISTENT WITH THE LIMITATIONS OR AUTHORITIES AND POWERS OF THE TRUSTEES HEREUNDER AS SET FORTH OR REFERENCED IN THIS AGREEMENT. SECTION 3540 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THE TRUST.

            Section 11.06 Successors

            This Agreement shall be binding upon and shall inure to the benefit of any successor to the Sponsor, the Trust or the Relevant Trustee, including any successor by operation of law.

            Section 11.07 Headings

            The Article and Section headings are for convenience only and shall not affect the construction of this Agreement.

            Section 11.08 Reports, Notices and Demands

            (a) Any report, notice, demand or other communications which by any provision of this Agreement is required or permitted to be given or served to or upon any Shareholder or the Sponsor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Shareholder, to such Shareholder as such Shareholder's name and address may appear on the Share Register; with a copy to Potter Anderson & Corroon LLP, P.O. Box 951, Wilmington, DE 19899; Attention: Scott E. Waxman and (b) in the case of the Sponsor, to Macquarie Infrastructure Company LLC, 600 Fifth Avenue, 21st Floor, New York, New York 10020; Attention: David Mitchell or to such other address as such Person may from time to time specify by notice to the other parties hereto. Such notice, demand or other communication to or upon a Shareholder shall be deemed to have been sufficiently given, or made, for all purposes, upon hand delivery, mailing or transmission.

            (b) Any notice, demand or other communication which by any provision of this Agreement is required or permitted to be given or served to or upon the Trust, the Delaware Trustee or the Regular Trustee shall be given in writing (which may be by facsimile transmission) addressed (until another address is published by the Trust) as follows: (a) with respect to the Delaware Trustee, to Wells Fargo Delaware Trust Company, 919 N. Market Street, Wilmington, Delaware 19801, Attention: Corporate Trust Services, and (b) with respect to the Regular Trustee, to him at the address for notices to the Sponsor, marked "Attention:
Peter Stokes." Such notice, demand or other communication to or upon the Trust shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust.

            Section 11.09 Counterparts

            This Agreement may contain more than one counterpart of the signature page and this Agreement may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                        MACQUARIE INFRASTRUCTURE COMPANY LLC,
                                        as Sponsor

                                        By: _________________________________
                                            Name:____________________________
                                            Title:___________________________

                                        WELLS FARGO DELAWARE TRUST COMPANY,
                                        as Delaware Trustee

                                        By: _________________________________
                                            Name:____________________________
                                            Title:___________________________

                                        _____________________________________
                                        Peter Stokes, as Regular Trustee

                      EXHIBIT A - FORM OF SHARE CERTIFICATE

SPECIMEN

NUMBER                                                                    SHARES
                             CREATED UNDER THE LAWS
                                       OF
                              THE STATE OF DELAWARE

                     MACQUARIE INFRASTRUCTURE COMPANY TRUST

This Certifies that ______ is the owner of Shares of _______ the Trust with such rights and privileges as are set forth in the Amended & Restated Trust Agreement of the Trust dated ____, 2004 (the "Trust Agreement"), as it may be amended from time to time.

[THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), THE SECURITIES LAWS OF ANY STATE (THE "STATE ACTS") OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, BY ANY STATE SECURITIES COMMISSION OR BY ANY OTHER REGULATORY AUTHORITY OF ANY OTHER JURISDICTION. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.]

NEITHER THE SHARES NOR ANY PART THEREOF MAY BE OFFERED FOR SALE, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED OR TRANSFERRED AT ANY TIME EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OR FOR WHICH SUCH REGISTRATION IS OTHERWISE NOT REQUIRED AND (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER ANY APPLICABLE STATE ACTS OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER SUCH STATE ACTS OR FOR WHICH SUCH REGISTRATION OTHERWISE IS NOT REQUIRED.

THE SHARES REPRESENTED BY THIS CERTIFICATE EVIDENCE THE PROPORTIONATE PORTION OF SUCH HOLDER'S SHARES IN THE TRUST. A STATEMENT OF THE RELATIVE RIGHTS AND PREFERENCES OF THE TRUST'S SHARES WILL BE FURNISHED BY THE TRUST TO THE HOLDER HEREOF UPON REQUEST WITHOUT CHARGE.

      IN WITNESS WHEREOF, said Trust has caused this Certificate to be signed by its Regular Trustee this _____ day of _________, A.D. 2004.

                                   ____________________________
                                   Name:  Peter Stokes
                                   Title: Regular Trustee

                                                                       EXHIBIT B


                                FORM OF ECONOMIC
                              DISCLOSURE STATEMENT
                                 AND AFFIDAVIT

                                                         FOR CITY USE

                                                         AFFIDAVIT NO. _________

                                CITY OF CHICAGO
                  ECONOMIC DISCLOSURE STATEMENT AND AFFIDAVIT

The City of Chicago (the "City") requires disclosure of the information requested in this Economic Disclosure Statement and Affidavit ("EDS") before any City agency, department or City Council action regarding the matter that is the subject of this EDS. Please fully complete each statement, with all information current as of the date this EDS is signed. If a question is not applicable, answer with "N.A." AN INCOMPLETE EDS WILL BE RETURNED AND ANY CITY ACTION WILL BE INTERRUPTED.

Please PRINT OR TYPE all responses clearly and legibly. Add additional pages if needed, being careful to identify the portion of the EDS to which each additional page refers.

WHO MUST SUBMIT AN EDS:

1. APPLICANTS: Any individual or entity (the "APPLICANT") making an application to the City for action requiring City Council or other City agency approval must file this EDS.

2. ENTITIES HOLDING AN INTEREST IN THE APPLICANT: Generally, whenever an ownership interest in the Applicant (for example, shares of stock of the Applicant or a limited partnership interest in the Applicant) is held or owned by a legal entity (for example, a corporation or partnership, rather than an individual) each such legal entity must also file an EDS on its own behalf, and any parent of that legal entity must do so until individual owners are disclosed. HOWEVER, if an entity filing an EDS is a corporation whose shares are registered on a national securities exchange pursuant to the Securities Exchange Act of 1934, only those shareholders that own 10% or more of that filing entity's stock must file EDSs on their own behalf.

ACKNOWLEDGMENT OF POSSIBLE CREDIT AND OTHER CHECKS: By completing and filing this EDS, the Undersigned acknowledges and agrees, on behalf of itself and the entities or individuals named in this EDS, that the City may investigate the creditworthiness of some or all of the entities or individuals named in this EDS.

CERTIFYING THIS EDS: Execute the certification on the date of the initial submission of this EDS. YOU MAY BE ASKED TO RE-CERTIFY THIS EDS ON THE LAST PAGE AS OF THE DATE OF SUBMISSION OF ANY RELATED ORDINANCE TO THE CITY COUNCIL, OR AS OF THE DATE OF THE CLOSING OF YOUR TRANSACTION.

PUBLIC DISCLOSURE: IT IS THE CITY'S POLICY TO MAKE THIS DOCUMENT AVAILABLE TO THE PUBLIC ON ITS INTERNET SITE AND/OR UPON REQUEST.

GENERAL INFORMATION

Date this EDS is completed:

_______________________________________________________

A. WHO IS SUBMITTING THIS EDS? That individual or entity will be the "UNDERSIGNED" throughout this EDS.

__________________________________

NOTE: THE UNDERSIGNED IS THE INDIVIDUAL OR ENTITY SUBMITTING THIS EDS, WHETHER THE UNDERSIGNED IS AN APPLICANT OR IS AN ENTITY HOLDING AN INTEREST IN THE APPLICANT. THIS EDS REQUIRES CERTAIN DISCLOSURES AND CERTIFICATIONS FROM APPLICANTS THAT ARE NOT REQUIRED FROM ENTITIES HOLDING AN INTEREST IN THE APPLICANT. WHEN COMPLETING THIS EDS, PLEASE OBSERVE WHETHER THE SECTION YOU ARE COMPLETING APPLIES ONLY TO APPLICANTS.

[ ] Check here if the Undersigned is filing this EDS as an Applicant.

[ ] Check here if the Undersigned is filing as an entity holding an interest in an Applicant.

    Also, please identify the Applicant in which this entity holds an interest:

    _______________________________________________________

B.  Business address of the Undersigned: _______________________________________
                                         _______________________________________
                                         _______________________________________

C. Telephone: ________________ Fax: ________________ Email: ____________________

D. Name of contact person: _______________________________________

E. Tax identification number (optional): _______________________________________

F. Brief description of contract, transaction or other undertaking (referred to below as the "Matter") to which this EDS pertains. (Include project number and location if applicable):

   _____________________________________________________________________________
   _____________________________________________________________________________
   _____________________________________________________________________________

G. Is the Matter a procurement? [ ] Yes    [ ] No

H. If a procurement, Specification # ____________ and Contract # ______________.

I. If not a procurement:

      1. City Agency requesting EDS: ___________________________________________

      2. City action requested (e.g., loan, grant, sale of property):
      __________________________________________________________________________

      3. If property involved, list property location:
      __________________________________________________________________________

SECTION ONE: DISCLOSURE OF OWNERSHIP INTERESTS

A. NATURE OF ENTITY

1.  Indicate whether the Undersigned is an individual or legal entity:

    [ ] Individual               [ ] Limited Liability Company
    [ ] Business corporation     [ ] Joint venture
    [ ] Sole proprietorship      [ ] Not-for-profit corporation
                                 (Is the not-for-profit corporation also a
                                 501(c)(3)?)
                                 [ ] Yes       [ ] No
    [ ] General partnership      [ ] Other entity (please specify)
    [ ] Limited partnership ____________________________________________________

2.  State of incorporation or organization, if applicable: ____________________

3. For legal entities not organized in the State of Illinois: Is the organization authorized to do business in the State of Illinois as a foreign entity?

    [ ] Yes    [ ] No    [ ] N/A

B. ORGANIZATION INFORMATION

1. IF THE UNDERSIGNED IS A CORPORATION:

a. List below the names and titles of all executive officers and all directors of the corporation. For not-for-profit corporations, also list below any executive director of the corporation, and indicate all members, if any, who are legal entities. If there are no such members, write "no members."

NAME                                                   TITLE
---------------------------------------------          -------------------------

---------------------------------------------          -------------------------

---------------------------------------------          -------------------------

---------------------------------------------          -------------------------

b(1). If the Matter IS a procurement and the Undersigned is a corporation whose shares ARE registered on a national securities exchange pursuant to the Securities Exchange Act of 1934, please provide the following information concerning shareholders who own shares equal to or in excess of 7.5% of the corporation's outstanding shares.

NAME                               BUSINESS ADDRESS          PERCENTAGE INTEREST

------------------------------     -----------------------   -------------------

------------------------------     -----------------------   -------------------

------------------------------     -----------------------   -------------------

------------------------------     -----------------------   -------------------

b(2). If the Matter IS NOT a procurement, and the Undersigned is a corporation whose shares ARE registered on a national securities exchange pursuant to the Securities Exchange Act of 1934, please provide the following information concerning shareholders who own shares equal to or in excess of 10% of the corporation's outstanding shares.

NAME                               BUSINESS ADDRESS          PERCENTAGE INTEREST

------------------------------     -----------------------   -------------------

------------------------------     -----------------------   -------------------

------------------------------     -----------------------   -------------------

------------------------------     -----------------------   -------------------

c. For corporations that ARE NOT registered on a national securities exchange pursuant to the Securities Exchange Act of 1934, list below the name, business address and percentage of ownership interest of each shareholder.

NAME                               BUSINESS ADDRESS          PERCENTAGE INTEREST

------------------------------     -----------------------   -------------------

------------------------------     -----------------------   -------------------

------------------------------     -----------------------   -------------------

------------------------------     -----------------------   -------------------

2. IF THE UNDERSIGNED IS A PARTNERSHIP OR JOINT VENTURE: For general or limited partnerships or joint ventures: list below the name, business address and percentage of ownership interest of each partner. For limited partnerships, indicate whether each partner is a general partner or a limited partner.

NAME                               BUSINESS ADDRESS          PERCENTAGE INTEREST

------------------------------     -----------------------   -------------------

------------------------------     -----------------------   -------------------

------------------------------     -----------------------   -------------------

------------------------------     -----------------------   -------------------

3. IF THE UNDERSIGNED IS A LIMITED LIABILITY COMPANY:
a. List below the name, business address and percentage of ownership interest of each (i) member and (ii) manager. If there are no managers, write "no managers," and indicate how the company is managed.

NAME                               BUSINESS ADDRESS          PERCENTAGE INTEREST

------------------------------     -----------------------   -------------------

------------------------------     -----------------------   -------------------

------------------------------     -----------------------   -------------------

------------------------------     -----------------------   -------------------

b. List below the names and titles of all officers, if any. If there are no officers, write "no officers."

NAME                                                   TITLE
---------------------------------------------          -------------------------

---------------------------------------------          -------------------------

---------------------------------------------          -------------------------

---------------------------------------------          -------------------------

4. IF THE UNDERSIGNED IS A LAND TRUST, BUSINESS TRUST, ESTATE OR OTHER SIMILAR
ENTITY:
a. List below the name and business address of each individual or legal entity holding legal title to the property that is the subject of the trust.

NAME                                                   BUSINESS ADDRESS
---------------------------------------------          -------------------------

---------------------------------------------          -------------------------

---------------------------------------------          -------------------------

---------------------------------------------          -------------------------

b. List below the name, business address and percentage of beneficial interest of each beneficiary on whose behalf title is held.

NAME                               BUSINESS ADDRESS          PERCENTAGE INTEREST

------------------------------     -----------------------   -------------------

------------------------------     -----------------------   -------------------

------------------------------     -----------------------   -------------------

------------------------------     -----------------------   -------------------

5. IF THE UNDERSIGNED IS ANY OTHER LEGAL ENTITY: First describe the entity, then provide the name, business address, and the percentage of interest of all individuals or legal entities having an ownership or other beneficial interest in the entity. Describe the entity:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NAME                               BUSINESS ADDRESS          PERCENTAGE INTEREST

------------------------------     -----------------------   -------------------

------------------------------     -----------------------   -------------------

------------------------------     -----------------------   -------------------

------------------------------     -----------------------   -------------------

SECTION TWO: BUSINESS RELATIONSHIPS WITH CITY ELECTED OFFICIALS

A. DEFINITIONS AND DISCLOSURE REQUIREMENT

1. The Undersigned must indicate whether it had a "business relationship" with a City elected official in the 12 months before the date this EDS is signed.

2. Pursuant to Chapter 2-156 of the Municipal Code of Chicago (the "Municipal Code"), a "BUSINESS RELATIONSHIP" means any "contractual or other private business dealing" of an official, or his or her spouse, or of any entity in which an official or his or her spouse has a "financial interest," with a person or entity which entitles an official to compensation or payment in the amount of $2,500 or more in a calendar year; but a "financial interest" does not include:
(i) any ownership through purchase at fair market value or inheritance of less than 1% of the shares of a corporation, or any corporate subsidiary, parent or affiliate thereof, regardless of the value of or dividends on such shares, if such shares are registered on a securities exchange pursuant to the Securities Exchange Act of 1934, as amended, (ii) the authorized compensation paid to an official or employee for his office or employment; (iii) any economic benefit provided equally to all residents of the City; (iv) a time or demand deposit in a financial institution; or (v) an endowment or insurance policy or annuity contract purchased from an insurance company. A "contractual or other private business dealing" does not include any employment relationship of an official's spouse with an entity when such spouse has no discretion concerning or input relating to the relationship between that entity and the City.

B. CERTIFICATION

1. Has the Undersigned had a "business relationship" with any City elected official in the 12 months before the date this EDS is signed?

   [ ] Yes            [ ] No

      If yes, please identify below the name(s) of such City elected official(s) and describe such relationship(s):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SECTION THREE: DISCLOSURE OF RETAINED PARTIES

A. DEFINITIONS AND DISCLOSURE REQUIREMENTS

1. The Undersigned must disclose certain information about attorneys, lobbyists, accountants, consultants, subcontractors, and any other person whom the Undersigned has retained or expects to retain in connection with the Matter. In particular, the Undersigned must disclose the name of each such person, his/her business address, the nature of the relationship, and the total amount of the fees paid or estimated to be paid. The Undersigned is not required to disclose employees who are paid solely through the Undersigned's regular payroll.

"Lobbyist" means any person (i) who, for compensation or on behalf of any person other than himself, undertakes to influence any legislative or administrative action, or (ii) any part of whose duty as an employee of another includes undertaking to influence any legislative or administrative action.

2. If the Undersigned is uncertain whether a disclosure is required under this Section, the Undersigned must either ask the City whether disclosure is required or make the disclosure.

B. CERTIFICATION

Each and every attorney, lobbyist, accountant, consultant, subcontractor, or other person retained or anticipated to be retained directly by the Undersigned with respect to or in connection with the Matter is listed below [begin list here, add sheets as necessary]:

NAME                           BUSINESS       RELATIONSHIP TO UNDERSIGNED      FEES (INDICATE WHETHER
(INDICATE                      ADDRESS        (ATTORNEY, LOBBYIST, ETC.)       PAID OR ESTIMATED)
WHETHER
RETAINED OR
ANTICIPATED TO
BE RETAINED)

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF NO SUCH INDIVIDUALS HAVE BEEN RETAINED BY THE UNDERSIGNED OR ARE ANTICIPATED TO BE RETAINED BY THE UNDERSIGNED.

SECTION FOUR: CERTIFICATIONS

I. CERTIFICATION OF COMPLIANCE

For purposes of the certifications in A, B, and C below, the term "affiliate" means any individual or entity that, directly or indirectly: controls the Undersigned, is controlled by the Undersigned, or is, with the Undersigned, under common control of another individual or entity. Indicia of control include, without limitation: interlocking management or ownership; identity of interests among family members; shared facilities and equipment; common use of employees; or organization of a business entity following the ineligibility of a business entity to do business with the federal government or a state or local government, including the City, using substantially the same management, ownership, or principals as the ineligible entity.

A. The Undersigned is not delinquent in the payment of any tax administered by the Illinois Department of Revenue, nor are the Undersigned or its affiliates delinquent in paying any fine, fee, tax or other charge owed to the City. This includes all water charges, sewer charges, license fees, parking tickets, property taxes or sales taxes. If there are any such delinquencies, note them below:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

If the letters "NA," the word "None," or no response appears on the lines above, it will be conclusively presumed that the Undersigned certified to the above statements.

B. The Undersigned and its affiliates have not, in the past five years, been found in violation of any City, state or federal environmental law or regulation. If there have been any such violations, note them below:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

If the letters "NA," the word "None," or no response appears on the lines above, it will be conclusively presumed that the Undersigned certified to the above statements.

C. If the Undersigned is the Applicant, the Undersigned and its affiliates will not use, nor permit their subcontractors to use, any facility on the U.S. EPA's List of Violating Facilities in connection with the Matter for the duration of time that such facility remains on the list.

D. If the Undersigned is the Applicant, the Undersigned will obtain from any contractors/subcontractors hired or to be hired in connection with the Matter certifications equal in form and substance to those in Section Four, I, (A-C) above and will not, without the prior written consent of the City, use any such contractor/subcontractor that does not provide such certifications or that the Undersigned has reason to believe has not provided or cannot provide truthful certifications.

If the Undersigned is unable to make the certifications required in Section Four, paragraph I(C) and (D) above, provide an explanation:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

If the letters "NA," the word "None," or no response appears on the lines above, it will be conclusively presumed that the Undersigned certified to the above statements.

II. CHILD SUPPORT OBLIGATIONS -- CERTIFICATION REGARDING COURT -- ORDERED CHILD SUPPORT COMPLIANCE

For purposes of this part, "Substantial Owner" means any individual who, directly or indirectly, owns or holds a 10% or more interest in the Undersigned.
Note: This may include individuals disclosed in Section One (Disclosure of Ownership Interests), and individuals disclosed in an EDS filed by an entity holding an interest in the Applicant.

If the Undersigned's response below is #1 or #2, then all of the Undersigned's Substantial Owners must remain in compliance with any such child support obligations until the Matter is completed. Failure of the Undersigned's Substantial Owners to remain in compliance with their child support obligations in the manner set forth in either #1 or #2 constitutes an event of default.

CHECK ONE:


________ 1. No Substantial Owner has been declared in arrearage on any child support obligations by the Circuit Court of Cook County, Illinois or by another Illinois court of competent jurisdiction.

________ 2. The Circuit Court of Cook County, Illinois or another Illinois court of competent jurisdiction has issued an order declaring one or more Substantial Owners in arrearage on child support obligations. All such Substantial Owners, however, have entered into court-approved agreements for the payment of all such child support owed, AND all such Substantial Owners are in compliance with such agreements.

________ 3. The Circuit Court of Cook County, Illinois or another Illinois court of competent jurisdiction has issued an order declaring one or more Substantial Owners in arrearage on child support obligations AND (a) at least one such Substantial Owner has not entered into a court-approved agreement for the payment of all such child support owed; OR (b) at least one such Substantial Owner is not in compliance with a court-approved agreement for the payment of all such child support owed; OR both (a) and (b).

________    4.     There are no Substantial Owners.

III. FURTHER CERTIFICATIONS

A. The Undersigned and, if the Undersigned is a legal entity, its principals (officers, directors, partners, members, managers, executive director):

      1. are not presently debarred, suspended, proposed for debarment, declared ineligible or voluntarily excluded from any transactions by any federal, state or local unit of government;

      2. have not, within a five-year period preceding the date of this EDS, been convicted of a criminal offense, adjudged guilty, or had a civil judgment rendered against them in connection with: obtaining, attempting to obtain, or performing a public (federal, state or local) transaction or contract under a public transaction; a violation of federal or state antitrust statutes; fraud; embezzlement; theft; forgery; bribery; falsification or destruction of records; making false statements; or receiving stolen property;

      3. are not presently indicted for or otherwise criminally or civilly charged by a governmental entity (federal, state or local) with commission of any of the offenses enumerated in clause (A)(2) of this section;

      4. have not, within a five-year period preceding the date of this EDS, had one or more public transactions (federal, state or local) terminated for cause or default; and

      5. have not, within a five-year period preceding the date of this EDS, been convicted, adjudged guilty, or found liable in a civil proceeding, in any criminal or civil action instituted by the City or by the federal government, any state, or any other unit of local government.

B.    The certifications in subparts B and D concern:

      -     the Undersigned;

      - any party participating in the performance of the Matter ("an APPLICABLE PARTY");

      - any "AFFILIATED ENTITY" (meaning an individual or entity that, directly or indirectly: controls the Undersigned, is controlled by the Undersigned, or is, with the Undersigned, under common control of another individual or entity. Indicia of control include, without limitation: interlocking management or ownership; identity of interests among family members, shared facilities and equipment; common use of employees; or organization of a business entity following the ineligibility of a business entity to do business with federal or state or local government, including the City, using substantially the same management, ownership, or principals as the ineligible entity); with respect to Applicable Parties, the term Affiliated Entity means an individual or entity that directly or indirectly controls the Applicable Party, is controlled by it, or, with the Applicable Party, is under common control of another individual or entity;

      - any responsible official of the Undersigned, any Applicable Party or any Affiliated Entity or any other official, agent or employee of the Undersigned, any Applicable Party or any Affiliated Entity, acting pursuant to the direction or authorization of a responsible official of the Undersigned, any Applicable Party or any Affiliated Entity (collectively "Agents").

      Neither the Undersigned, nor any Applicable Party, nor any Affiliated Entity of either the Undersigned or any Applicable Party nor any Agents have, during the five years before the date this EDS is signed, or, with respect to an Applicable Party, an Affiliated Entity, or an Affiliated Entity of an Applicable Party during the five years before the date of such Applicable Party's or Affiliated Entity's contract or engagement in connection with the Matter:

      1. bribed or attempted to bribe, or been convicted or adjudged guilty of bribery or attempting to bribe, a public officer or employee of the City, the State of Illinois, or any agency of the federal government or of any state or local government in the United States of America, in that officer's or employee's official capacity;

      2. agreed or colluded with other bidders or prospective bidders, or been a party to any such agreement, or been convicted or adjudged guilty of agreement or collusion among bidders or prospective bidders, in restraint of freedom of competition by agreement to bid a fixed price or otherwise;

      3. made an admission of such conduct described in (1) or (2) above that is a matter of record, but have not been prosecuted for such conduct; or

      4. violated the provisions of Section 2-92-610 of the Municipal Code (LIVING WAGE ORDINANCE).

C. The Undersigned understands and shall comply with (1) the applicable requirements of the Governmental Ethics Ordinance of the City, Title 2, Chapter 2-156 of the Municipal Code; and (2) all the applicable provisions of Chapter 2-56 of the Municipal Code (Office of the Inspector General).

D. Neither the Undersigned, Affiliated Entity or Applicable Party, or any of their employees, officials, agents or partners, is barred from contracting with any unit of state or local government as a result of engaging in or being convicted of (1) bid-rigging in violation of 720 ILCS 5/33E-3; (2) bid-rotating in violation of 720 ILCS 5/33E-4; or (3) any similar offense of any state or of the United States of America that contains the same elements as the offense of bid-rigging or bid-rotating.

E. If the Undersigned is unable to certify to any of the above statements in this Part III, the Undersigned must explain below:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

If the letters "NA," the word "None," or no response appears on the lines above, it will be conclusively presumed that the Undersigned certified to the above statements.

IV. CERTIFICATION OF STATUS AS FINANCIAL INSTITUTION

For purposes of this Part IV, under Section 2-32-455(b) of the Municipal Code, the term "financial institution" means a bank, savings and loan association, thrift, credit union, mortgage banker, mortgage broker, trust company, savings bank, investment bank, securities broker, municipal securities broker, securities dealer, municipal securities dealer, securities underwriter, municipal securities underwriter, investment trust, venture capital company, bank holding company, financial services holding company, or any licensee under the Consumer Installment Loan Act, the Sales Finance Agency Act, or the Residential Mortgage Licensing Act. However, "financial institution" specifically shall not include any entity whose predominant business is the providing of tax deferred, defined contribution, pension plans to public employees in accordance with Sections 403(b) and 457 of the Internal Revenue Code. [Additional definitions may be found in Section 2-32-455(b) of the Municipal Code.]

A. CERTIFICATION

The Undersigned certifies that the Undersigned [check one]

      _________ is
      _________ is not

a "financial institution" as defined in Section 2-32-455(b) of the Municipal
Code.


B. IF THE UNDERSIGNED IS A FINANCIAL INSTITUTION, THEN THE UNDERSIGNED PLEDGES:

      "We are not and will not become a predatory lender as defined in Chapter 2-32 of the Municipal Code. We further pledge that none of our affiliates is, and none of them will become, a predatory lender as defined in Chapter 2-32 of the Municipal Code. We understand that becoming a predatory lender or becoming an affiliate of a predatory lender may result in the loss of the privilege of doing business with the City."

If the Undersigned is unable to make this pledge because it or any of its affiliates (as defined in Section 2-32-455(b) of the Municipal Code) is a predatory lender within the meaning of Chapter 2-32 of the Municipal Code, explain here (attach additional pages if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

If the letters "NA," the word "None," or no response appears on the lines above, it will be conclusively presumed that the Undersigned certified to the above statements.

V. CERTIFICATION REGARDING INTEREST IN CITY BUSINESS

Any words or terms that are defined in Chapter 2-156 of the Municipal Code have the same meanings when used in this Part V.

1. In accordance with Section 2-156-110 of the Municipal Code: Does any official or employee of the City have a financial interest in his or her own name or in the name of any other person in the Matter?
      [ ] Yes [ ] No

NOTE: IF YOU ANSWERED "NO" TO ITEM V(1), YOU ARE NOT REQUIRED TO ANSWER ITEMS V(2) OR (3) BELOW. INSTEAD, REVIEW THE CERTIFICATION IN ITEM V(4) AND THEN PROCEED TO PART VI. IF YOU ANSWERED "YES" TO ITEM V(1), YOU MUST FIRST RESPOND TO ITEM V(2) AND PROVIDE THE INFORMATION REQUESTED IN ITEM V(3). AFTER RESPONDING TO THOSE ITEMS, REVIEW THE CERTIFICATION IN ITEM V(4) AND PROCEED TO
PART VI.

2. Unless sold pursuant to a process of competitive bidding, no City elected official or employee shall have a financial interest in his or her own name or in the name of any other person in the purchase of any property that (i) belongs to the City, or (ii) is sold for taxes or assessments, or
      (iii) is sold by virtue of legal process at the suit of the City (collectively, "City Property Sale"). Compensation for property taken pursuant to the City's eminent domain power does not constitute a financial interest within the meaning of this Part V.

      Does the Matter involve a City Property Sale?
      [ ] Yes [ ] No

3. If you answered "YES" to Item V(1), provide the names and business addresses of the City officials or employees having such interest and identify the nature of such interest:

NAME                               BUSINESS ADDRESS          NATURE OF INTEREST

------------------------------     -----------------------   -------------------

------------------------------     -----------------------   -------------------

------------------------------     -----------------------   -------------------

------------------------------     -----------------------   -------------------

4. The Undersigned further certifies that no prohibited financial interest in the Matter will be acquired by any City official or employee.

VI. CERTIFICATION REGARDING SLAVERY ERA BUSINESS

The Undersigned has searched any and all records of the Undersigned and any and all predecessor entities for records of investments or profits from slavery, the slave industry, or slaveholder insurance policies from the slavery era (including insurance policies issued to slaveholders that provided coverage for damage to or injury or death of their slaves) and has disclosed in this EDS any and all such records to the City. In addition, the Undersigned must disclose the names of any and all slaves or slaveholders described in those records. Failure to comply with these disclosure requirements may make the Matter to which this EDS pertains voidable by the City.

PLEASE CHECK EITHER (1) OR (2) BELOW. IF THE UNDERSIGNED CHECKS (2), THE UNDERSIGNED MUST DISCLOSE BELOW OR IN AN ATTACHMENT TO THIS EDS ALL REQUISITE INFORMATION AS SET FORTH IN THAT PARAGRAPH (2).

_____ 1. The Undersigned verifies that (a) the Undersigned has searched any and all records of the Undersigned and any and all predecessor entities for records of investments or profits from slavery, the slave industry, or slaveholder insurance policies, and (b) the Undersigned has found no records of investments or profits from slavery, the slave industry, or slaveholder insurance policies and no records of names of any slaves or slaveholders.

_____ 2. The Undersigned verifies that, as a result of conducting the search in step (1)(a) above, the Undersigned has found records relating to investments or profits from slavery, the slave industry, or slaveholder insurance policies and/or the names of any slaves or slaveholders. The Undersigned verifies that the following constitutes full disclosure of all such records:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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SECTION FIVE: CERTIFICATIONS FOR FEDERALLY-FUNDED MATTERS

I. CERTIFICATION REGARDING LOBBYING

A. List below the names of all individuals registered under the federal Lobbying Disclosure Act of 1995 who have made lobbying contacts on behalf of the Undersigned with respect to the Matter: [Begin list here, add sheets as necessary]:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[IF NO EXPLANATION APPEARS OR BEGINS ON THE LINES ABOVE, OR IF THE LETTERS "NA" OR IF THE WORD "NONE" APPEAR, IT WILL BE CONCLUSIVELY PRESUMED THAT THE UNDERSIGNED MEANS THAT NO INDIVIDUALS REGISTERED UNDER THE LOBBYING DISCLOSURE ACT OF 1995 HAVE MADE LOBBYING CONTACTS ON BEHALF OF THE UNDERSIGNED WITH RESPECT TO THE MATTER.]

B. The Undersigned has not spent and will not expend any federally appropriated funds to pay any individual listed in Paragraph (A) above for his or her lobbying activities or to pay any individual to influence or attempt to influence an officer or employee of any agency, as defined by applicable federal law, a member of Congress, an officer or employee of Congress, or an employee of a member of Congress, in connection with the award of any federally funded contract, making any federally funded grant or loan, entering into any cooperative agreement, or to extend, continue, renew, amend, or modify any federally funded contract, grant, loan, or cooperative agreement.

C. The Undersigned will submit an updated certification at the end of each calendar quarter in which there occurs any event that materially affects the accuracy of the statements and information set forth in paragraphs I(A) and I(B) above.

If the Matter is federally funded and any funds other than federally appropriated funds have been or will be paid to any individual for influencing or attempting to influence an officer or employee of any agency (as defined by applicable federal law), a member of Congress, an officer or employee of Congress, or an employee of a member of Congress in connection with the Matter, the Undersigned must complete and submit Standard Form-LLL, "Disclosure Form to Report Lobbying," in accordance with its instructions. The form may be obtained online from the federal Office of Management and Budget (OMB) web site at http://www.whitehouse.gov/omb/grants/sflllin.pdf, linked on the page http://www.whitehouse.gov/omb/grants/grants_forms.html.

D. The Undersigned certifies that either (i) it is not an organization described in section 501(c)(4) of the Internal Revenue Code of 1986; or (ii) it is an organization described in section 501(c)(4) of the Internal Revenue Code of 1986 but has not engaged and will not engage in "Lobbying Activities."

E. If the Undersigned is the Applicant, the Undersigned must obtain certifications equal in form and substance to paragraphs I(A) through I(D) above from all subcontractors before it awards any subcontract and the Undersigned must maintain all such subcontractors' certifications for the duration of the Matter and must make such certifications promptly available to the City upon request.

II. CERTIFICATION REGARDING NONSEGREGATED FACILITIES

A. If the Undersigned is the Applicant, the Undersigned does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and it does not and will not permit its employees to perform their services at any location under its control where segregated facilities are maintained.

      "SEGREGATED FACILITIES," as used in this provision, means any waiting rooms, work areas, restrooms, washrooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing provided for employees, that are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, sex, or national origin because of habit, local or employee custom, or otherwise.

However, separated or single-user restrooms and necessary dressing or sleeping areas must be provided to assure privacy between the sexes.

B. If the Undersigned is the Applicant and the Matter is federally funded, the Undersigned will, before the award of subcontracts (if any), obtain identical certifications from proposed subcontractors under which the subcontractor will be subject to the Equal Opportunity Clause. Contracts and subcontracts exceeding $10,000, or having an aggregate value exceeding $10,000 in any 12-month period, are generally subject to the Equal Opportunity Clause. See 41 CFR Part 60 for further information regarding the Equal Opportunity Clause. The Undersigned must retain the certifications required by this paragraph (B) for the duration of the contract (if any) and must make such certifications promptly available to the City upon request.

C. If the Undersigned is the Applicant and the Matter is federally funded, the Applicant will forward the notice set forth below to proposed subcontractors:

      NOTICE TO PROSPECTIVE SUBCONTRACTORS OF REQUIREMENTS FOR CERTIFICATIONS OF NONSEGREGATED FACILITIES

      Subcontractors must submit to the Contractor a Certification of Nonsegregated Facilities before the award of any subcontract under which the subcontractor will be subject to the federal Equal Opportunity Clause. The subcontractor may submit such certifications either for each subcontract or for all subcontracts during a period (e.g., quarterly, semiannually, or annually).

III. CERTIFICATION REGARDING EQUAL EMPLOYMENT OPPORTUNITY

Federal regulations require prospective contractors for federally funded Matters (e.g., the Applicant) and proposed subcontractors to submit the following information with their bids or in writing at the outset of negotiations. (NOTE:
THIS PART III IS TO BE COMPLETED ONLY IF THE UNDERSIGNED IS THE APPLICANT.)

A. Have you developed and do you have on file affirmative action programs pursuant to applicable federal regulations? (See 41 CFR Part 60-2.)
      [ ] Yes       [ ] No       [ ] N/A

B. Have you participated in any previous contracts or subcontracts subject to the equal opportunity clause?
      [ ] Yes       [ ] No       [ ] N/A

C. Have you filed with the Joint Reporting Committee, the Director of the Office of Federal Contract Compliance Programs, or the Equal Employment Opportunity Commission all reports due under the applicable filing requirements?
      [ ] Yes       [ ] No       [ ] N/A

SECTION SIX: NOTICE AND ACKNOWLEDGMENT REGARDING CITY GOVERNMENTAL ETHICS AND CAMPAIGN FINANCE ORDINANCES

The City's Governmental Ethics and Campaign Financing Ordinances, Chapters 2-156 and 2-164 of the Municipal Code, impose certain duties and obligations on individuals or entities seeking City contracts, work, business, or transactions. The Board of Ethics has developed an ethics training program for such individuals and entities. The full text of these ordinances and the training program is available on line at www.cityofchicago.org/Ethics/, and may also be obtained from the City's Board of Ethics, 740 N. Sedgwick St., Suite 500, Chicago, IL 60610, (312) 744-9660. The following is descriptive only and does not purport to cover every aspect of Chapters 2-156 and 2-164 of the Municipal Code. The Undersigned must comply fully with the applicable ordinances.

      [ ] BY CHECKING THIS BOX THE UNDERSIGNED ACKNOWLEDGES THAT THE UNDERSIGNED
          UNDERSTANDS THAT THE CITY'S GOVERNMENTAL ETHICS AND CAMPAIGN FINANCING ORDINANCES, AMONG OTHER THINGS:

      1) Provide that any contract negotiated, entered into or performed in violation of the City's ethics laws can be voided by the City.

      2) Limit the gifts and favors any individual or entity can give, or offer to give, to any City official, employee, contractor or candidate for elected City office or the spouse or minor child of any of them, including:

      a. any cash gift or any anonymous gift; and

      b. any gift based on a mutual understanding that the City official's or employee's or City contractor's actions or decisions will be influenced in any way by the gift.

      3) Prohibit any City elected official or City employee from having a financial interest, directly or indirectly, in any contract, work, transaction or business of the City, if that interest has a cost or present value of $5,000 or more, or if that interest entitles the owner to receive more than $2,500 per year.

      4) Prohibit any appointed City official from engaging in any contract, work, transaction or business of the City, unless the matter is wholly unrelated to the appointed official's duties or responsibilities.

      5) Provide that City employees and officials, or their spouses or minor children, cannot receive compensation or anything of value in return for advice or assistance on matters concerning the operation or business of the City, unless their services are wholly unrelated to their City duties and responsibilities.

      6) Provide that former City employees and officials cannot, for a period of one year after their City employment ceases, assist or represent another on any matter involving the City if, while with the City, they were personally and substantially involved in the same matter.

      7) Provide that former City employees and officials cannot ever assist or represent another on a City contract if, while with the City, they were personally involved in or directly supervised the formulation, negotiation or execution of that contract.

SECTION SEVEN: CONTRACT INCORPORATION, COMPLIANCE, PENALTIES, DISCLOSURE

THE UNDERSIGNED UNDERSTANDS AND AGREES THAT:

A. The certifications, disclosures, and acknowledgments contained in this EDS will become part of any contract or other agreement between the Applicant and the City in connection with the Matter, whether procurement, City assistance, or other City action, and are material inducements to the City's execution of any contract or taking other action with respect to the Matter. The Undersigned understands that it must comply with all statutes, ordinances, and regulations on which this EDS is based.

B. If the City determines that any information provided in this EDS is false, incomplete or inaccurate, any contract or other agreement in connection with which it is submitted may be rescinded or be void or voidable, and the City may pursue any remedies under the contract or agreement (if not rescinded, void or voidable), at law, or in equity, including terminating the Undersigned's participation in the Matter and/or declining to allow the Undersigned to participate in other transactions with the City.

C. Some or all of the information provided on this EDS and any attachments to this EDS may be made available to the public on the Internet, in response to a Freedom of Information Act request, or otherwise. By completing and signing this EDS, the Undersigned waives and releases any possible rights or claims which it may have against the City in connection with the public release of information contained in this EDS and also authorizes the City to verify the accuracy of any information submitted in this EDS.

D. The Undersigned has not withheld or reserved any disclosures as to economic interests in the Undersigned, or as to the Matter, or any information, data or plan as to the intended use or purpose for which the Applicant seeks City Council or other City agency action.

E. The information provided in this EDS must be kept current. In the event of changes, the Undersigned must supplement this EDS up to the time the City takes action on the Matter.

                                  CERTIFICATION

Under penalty of perjury, the person signing below: (1) warrants that he/she is authorized to execute this EDS on behalf of the Undersigned, and (2) warrants that all certifications and statements contained in this EDS are true, accurate and complete as of the date furnished to the City.

_______________________________________________________________________         Date: ____________________________
(Print or type name of individual or legal entity submitting this EDS)

By:

_______________________________________________________________________
                              (sign here)

Print or type name of signatory:

_______________________________________________________________________

Title of signatory:

_______________________________________________________________________

Subscribed to before me on [date] __________________________, at _______________
County, __________________________ [state].


________________________________________________________________ Notary Public.

Commission expires: ________________________________.

(DO NOT SUBMIT THIS PAGE WITH YOUR EDS. THE PURPOSE OF THIS PAGE IS FOR YOU TO RECERTIFY YOUR EDS PRIOR TO SUBMISSION TO CITY COUNCIL OR ON THE DATE OF CLOSING. IF UNABLE TO RECERTIFY TRUTHFULLY, THE UNDERSIGNED MUST COMPLETE A NEW EDS WITH CORRECT OR CORRECTED INFORMATION.)

                                 RECERTIFICATION

    GENERALLY, FOR USE WITH CITY COUNCIL MATTERS. NOT FOR CITY PROCUREMENTS
                               UNLESS REQUESTED.

This recertification is being submitted in connection with ____________________ [identify the Matter]. Under penalty of perjury, the person signing below: (1) warrants that he/she is authorized to execute this EDS recertification on behalf of the Undersigned, (2) warrants that all certifications and statements contained in the Undersigned's original EDS are true, accurate and complete as of the date furnished to the City and continue to be true, accurate and complete as of the date of this recertification, and (3) reaffirms its acknowledgments.

__________________________________________________________________________________         Date: ____________________________
(Print or type name of individual or legal entity submitting this recertification)

By:

_______________________________________________________________________
                              (sign here)

Print or type name of signatory:

_______________________________________________________________________

Title of signatory:

_______________________________________________________________________

Subscribed to before me on [date] __________________________, at _______________
County, __________________________ [state].


________________________________________________________________ Notary Public.

Commission expires: ________________________________.